UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

May 14, 2018

AMERICAN RETAIL GROUP, INC

(Exact name of registrant as specified in its charter)

Nevada	000-53244	13-1869744
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

2770 S. Maryland Pkwy, Suite 300

Las Vegas, Nevada 89109

(Address of principal executive offices)

702 731 3535

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

We are filing this amendment in response to a letter of comment dated June 21, 2018 from the staff of the Division of Corporation Finance to amend the following information:

•	to expand the disclosure in Item 2.01 under the risk factor captioned “- Risk Factors Relating to the Regulatory and Legislative Environment -- Our growth will be limited if we cannot access the United States market” to state the risks to the registrant’s business if U.S. users are able to access the registrant’s trading platform;

•	to expand the disclosure in Item 2.01 under the caption “Management’s Discussion and Analysis of Results of Operations and Financial Condition” to include disclosure relating to the first quarter financial results of the acquired business and to state the reasons for the increase in the registrant’s revenues during the fiscal periods presented; and
•	to include the first quarter financial results of the acquired business in Item 9.01(a) under the caption “Financial Statements of the Acquired Business.”

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on forward-looking statements. Forward-looking statements include, among other things, statements relating to:

●	our goals and strategies;

●	our future business development, financial condition and results of operations;

●	our expectations regarding demand for, and market acceptance of, our products;

●	our expectations regarding keeping and strengthening our relationships with merchants, manufacturers and end-users; and

●	general economic and business conditions in the regions where we provide our services.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 14, 2018, we entered into and closed a merger agreement (the “Merger Agreement”) with Simex, a Nevada corporation (“Simex”), pursuant to which we acquired 100% of the outstanding capital stock of Simex in exchange for shares of our common (the “Simex Acquisition”). As a result of the Simex Acquisition, Simex became our wholly-owned subsidiary. Simex was incorporated in Nevada and is engaged in the development and commercialization of an online international digital asset management, investment and trading platform. The platform was designed to respond to the perceived needs of individual investors based upon the experience of Simex’s personnel in the financial, investment banking and trading fields. In addition to features designed to appeal to traders, the platform allows businesses, including developers of crypto-currencies to conduct private offerings including initial coin offerings (ICO). The software includes features which allow clients to organize investment activities utilizing smart contracts in conformance with the latest Ethereum ERC20 protocols. Any equities or other forms of investments initially offered through the platform, will be quoted on the platform’s secondary market.  To date, the platform has only been made available to a limited number of individuals outside of the United States.

Pursuant to the Merger Agreement we acquired 100% of the outstanding common stock and preferred stock of Simex for 19,046,599 shares of our common stock. In addition, as a condition to the closing of the Merger Agreement Vassili Oxenuk returned to us for cancellation as a capital contribution 19,046,599 shares of our common stock. The foregoing description of the terms of the Merger Agreement is qualified in its entirety by reference to the provisions of the Merger Agreement filed as an exhibit to this report. After giving effect to the Simex Acquisition, we had outstanding 22,930,009 shares of common stock and 1,648 shares of our Series A Preferred Stock.

For accounting purposes, the acquisition was accounted for as a reverse acquisition and was treated as a recapitalization of American Retail Group effected by a share exchange, with Simex as the accounting acquirer. The historical financial statements of Simex are now the historical financial statements of the registrant and are included in Item 9.01(a) of this report. The assets and liabilities of Simex were brought forward at their book values and no goodwill was recognized.

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, on May 14, 2018, we acquired Simex pursuant to the Merger Agreement. Item 2.01(f) of Form 8-K states that if the registrant was a shell company like we were immediately before the Simex Acquisition, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the Simex Acquisition, except that information relating to periods prior to the date of the Simex Acquisition only relates to Simex, unless otherwise specifically indicated. The terms the “Company,” “we,” “us,” and “our” refer, prior to May 14, 2018, the date of the reverse acquisition resulting from the Merger described in this report, to the registrant, American Retail Group, a shell company, and thereafter, to Simex, which is developing and beginning to commercialize a mobile trading platform.

BUSINESS

Overview

We, through Simex, are engaged in Russia in the development and commercialization of a multi-functional online international digital asset management, investment and trading platform. The platform was designed to respond to the perceived needs of individual investors based upon the experience of Simex’s personnel in the marketing, financial, investment banking and trading fields. The platform allows users to trade in traditional securities and currencies along with crypto-currencies and other digital assets. In addition to features designed to appeal to traders, the platform allows businesses, including developers of crypto-currencies, to conduct private offerings including initial coin offerings (ICO). The software includes features which allow clients to organize investment activities utilizing smart contracts and tokens in conformance with the latest Ethereum ERC20 protocols. Any equities or other forms of investments initially offered through the platform, will be quoted on the platform’s secondary market. To date, the platform has only been made available to a limited number of individuals outside of the United States (“US”).

The principal stockholders of Simex caused Simex to complete the Merger Agreement as an initial step in attempting to access the US capital markets to obtain funds to hire additional staff to further the development and commercialization of its platform, including by engaging lawyers and such other professionals as are necessary to determine how the platform may be used or how we may register with the appropriate regulatory authorities within the US and other countries to expand the territories within which the platform may be used in accordance with applicable laws.

Our executive offices are located at 2770 S. Maryland Parkway, Suite 300, Las Vegas, Nevada 89109 and our telephone number is (702) 731-3535.

Organizational History

American Retail Group, Inc., formerly known as Resource Acquisition Group, Inc. (the “Company”), is a Nevada corporation organized on January 27, 1934.

Effective February 11, 2011 the registrant acquired 100% of the stock of American Retail Group, Inc., a Nevada corporation (“ARG”), which at that time owned 100% of the outstanding equity of TOO “SM Market Retail” (“SM Market”), a limited liability company organized under the laws of Kazakhstan (the “2011 Share Exchange”). Pursuant to the share exchange agreement, on February 11, 2011, stockholders of ARG transferred 100% of the outstanding shares of its common stock held by them, for 20,000,000 newly issued shares of the registrant common stock. The shares of common stock of the Company acquired by the stockholders of ARG constituted approximately 96.1% of the Company’s issued and outstanding common stock after giving effect to the 2011 Share Exchange.

ARG was incorporated in Nevada on February 16, 2010. Effective March 10, 2010, the Company consummated a share exchange with the owners of SM Market (the “2010 Share Exchange”). As a result of the share exchange, ARG acquired all of the outstanding equity of SM Market for issuance of 12,000,000 shares of its common stock (the “Shares”).

Effective April 1, 2011, ARG merged with and into the Company. In connection with the merger the name of the Company was changed from Resource Acquisition Group, Inc. to American Retail Group, Inc.

On July 22, 2011, the Company and the former owners of SM Market entered into a Rescission Agreement whereby the parties agreed to rescind the 2010 Share Exchange and to release each other from any potential claims (the “Rescission”). Under the Rescission Agreement, all outstanding equity of SM Market was to be returned to the former owners of SM Market and the Shares were to be returned to the Company. In connection with the rescission of the 2010 Share Exchange, El Investment Corp. agreed to return to the Company for cancellation 11,201,603 shares of common stock held by it. The Rescission was completed on September 2, 2011.

As a result of the Rescission, the Company ceased to be engaged in the supermarket business in Kazakhstan and returned to be a shell company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our common stock was previously registered under, and we were subject to the reporting requirements of, the Exchange Act until we terminated our registration by filing a Form 15 on April 14, 2016.

On April 21, 2017, we filed a form 10 with the Securities and Exchange Commission (“SEC”) to register our common stock under the Securities Exchange Act of 1934 and resume filing periodic reports with the SEC.

On May 14, 2018, we entered into and closed the Merger Agreement pursuant to which we acquired 100% of the outstanding common stock and preferred stock of Simex for 19,046,599 shares of our common stock. In addition, as a condition to the closing of the Merger Agreement Vassili Oxenuk returned to us for cancellation as a capital contribution 19,046,599 shares of our common stock. After giving effect to the Simex Acquisition, we had outstanding 22,930,009 shares of common stock and 1,641 shares of our preferred stock.

As a result of the Simex Acquisition, Simex became and is our only operating subsidiary.

The Simex Platform

Simex is engaged in the development and commercialization of a multi-functional online international digital asset management, investment and trading platform. The platform was designed to respond to the perceived needs of individual investors based upon the experience of Simex’s personnel in the marketing, financial, investment banking and trading fields. The platform allows users to organize and manage their funds and assets of all classes, and trade in traditional securities and currencies, along with crypto-currencies and other digital assets. In addition to features designed to appeal to traders, the platform allows fundraisers, including traditional businesses and developers of crypto-currencies, to conduct private offerings including initial coin offerings (ICO). The software includes features which allow clients to organize investment activities utilizing smart contracts and tokens in conformance with the latest Ethereum ERC20 protocols. Any equities or other forms of investments initially offered through the platform, will be quoted on the platform’s secondary market. To date, the platform has only been made available to a limited number of individuals outside of the US.

In addition to the features customarily associated with asset management, the platform has other features designed to allow users to communicate with other platform users. Communication can be in the form of instant messages or for those seeking to promote a product or an offering, video streams, live conferences and webinars. For example, any user may through the platform currently offer access to webinars and, when development is completed, other live and streaming performances, on a fee basis to other platform users.

The platform is intended to facilitate users’ management of basic cash functions, including transfers between their own accounts and to accounts of third parties, drawdowns from linked debit cards and payments to third parties using debit cards. In development is a P2P feature which will allow users to lend to or borrow from each other. All of these features are currently available online and through a user’s mobile phone.

Management believes the current Simex platform provides all the services which an individual investor might require and meets all of the requirements for organizing a user’s assets, trading though multiple exchanges, and raising capital by start-up ventures, seasoned companies and developers of crypto currencies. Nevertheless, Simex will continuously upgrade its software to incorporate new features desired by its users.

Before a user is allow to access the Simex platform, whether as an individual investor, a company seeking to raise capital or complete an initial coin offering, it must provide sufficient personal information to allow us to complete our know your customer (KYC) and anti-money laundering procedures. These procedures are designed to enable us, acting though our employees or outside services, to ensure that each user satisfies not only the applicable requirements in his home country but any other country to which he might send funds.

For example, before a company would be allowed to use the platform to conduct a private placement or an ICO, it would be required to provide information regarding the founders and management of the entity, the company’s business, the security being offered and the terms of the offering, including, in the case of an ICO, detailed information regarding the currency or token. If the offeror satisfies our AML and KYC procedures, investors on the Simex platform would be invited to “vote” on the merits of the offering. If a sufficient number of users vote in favor of an offering, it is allowed to proceed and utilize the “crowd funding” features of the platform. Subsequent to any such offering, we would allow for secondary trading on the Simex platform of the security or coin sold.

The Simex platform was designed to accommodate not only the trading of traditional currencies and securities, but specifically to facilitate the launching of a crypto currency or token. The features are such that a currency based on common blockchain technologies such as Waves, Graphene, Neo and BitShares. From the investor’s perspective, the platform was designed to allow the user to place orders through the platform for execution at the best price available from a variety of exchanges that can be accessed through the platform. A list of the exchanges on which trades can be executed is maintained and can be accessed at www.coinaggregator.ru. This allows users to execute transactions at the best price available on multiple exchanges without having to open an account with such exchanges. Users can already trade Bitcoin and Ethereum on the Simex platform and we expect to add an additional eight crypto-currencies in the next quarter.

Simex recognizes that confidentiality and security of personal information is of paramount concern for all users. Consequently, the platform incorporates numerous safety features intended to maintain security and we continually monitor developments in our efforts to maintain security.

Technology and Information Systems

Our technological capabilities and systems are central to our business and are critical to our goal of expanding the number of users of our platform by providing value to our clients. Our operations require sophisticated, reliable, secure systems that can handle multiple transactions quickly, efficiently and accurately. We maintain sophisticated and proprietary technology that has been developed internally for use in our systems. Our ability to enhance our systems through the development of new technology to improve our services is key to our ability to realize our business plans.

We intend to continue to investment in new technology and information systems.

Intellectual Property Rights

Our ability to compete is dependent on our software and other intellectual property. We rely on trade secret, domain name, patent and contract laws to protect our intellectual property. To date, we have not relied on filing applications for patents and trademark registrations to protect our rights. A substantial portion of our intellectual property is protected by trade secrets. The source and object code for our proprietary software is also protected using applicable methods of intellectual property protection and general protections afforded to confidential information. Given the international nature of our business and the rapid developments we encounter, we intend to rely upon confidentiality agreements with our employees and contractors to maintain the secrecy of our systems as opposed to patent filings in the US or elsewhere.

Employees

As of May 1, 2018, we had 20 full-time equivalent employees. We believe that our relations with our employees are good.

Financial Information about Segments and Geographic Areas

We primarily operate in the trading industry and have no other reportable segments. Substantially all of our revenues from for the fiscal years ended December 31, 2017 and 2016 were derived from our operations outside the US.

Competition

We believe our ability to attract clients and grow our business will be determined by the speed, accuracy, efficiency and security of our trading platform. If our clients believe they are getting high quality execution of their trades at the best available prices they will continue to rely upon our services. If we can demonstrate such ability, the principal determinants of further success will be our ability to develop brand recognition, attract new clients and increase the services we provide.

The market for trading services, particularly electronic platforms, is highly competitive and constantly evolves based upon new technology. There is significant competition in this industry throughout the world and we expect this environment to remain highly competitive. In addition to the well-known branded brokerage firms, our principal competitors include Coinbase, Poloniex, Binance, Bitfinex, Kraken , Pay Pal, Western Union and Moneygram.

Regulation

The transfer of funds, providing loans, trading of currencies, crypto-currencies, securities, commodities and other asset classes, and the providing of investment advice are all subject to extensive regulation under federal and state law within the United States and under laws and regulations enacted in other countries. Broker-dealers serving customers in the United States are required to register with SEC and to be members of the Financial Industry Regulatory Authority (“FINRA”). Businesses providing services related to trading in commodities or currencies are required in the United States to register with the Commodity Futures Trading Commission (“CFTC”) and be a member of the National Futures Association “(NFA”). In addition, trading platforms within the US are required to register as an exchange with the SEC.

The various regulatory agencies have adopted a variety of rules designed to protect clients, counterparties and creditors from the types of losses that might result if a broker, exchange or futures commission merchant (“FCM”) lacked sufficient capital or liquid capital to honor its obligations. In addition, such agencies have adopted a variety of regulations aimed at curbing abuses in the operation of a financial enterprise.

To date, we have limited our activities within the US. Given the various services we provide and the functionality of our platform, if we seek to provide services to clients within the US and certain other countries, we must register with the appropriate regulatory agency. The long term success of our business will likely require that we seek clients from within the US. Before we do so, we will need to determine the services to be provided and the agencies with which we will need to register. There is no assurance that we will be able to register our business with any US agency. In such event, if we were to be found to be providing services to residents of the US we could be subject to civil or criminal penalties.

Property

We currently occupy approximately 1,100 square feet of office space at 2770 S. Maryland Parkway, Suite 300, Las Vegas, Nevada 89109. We are renegotiating the lease for this space and anticipate the monthly rent will be $1,421 per month under a lease which will expire on June 30, 2019.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Business

We incurred net losses in 2017 and 2016 and may not be able to continue to operate as a going concern.

We suffered net losses of $525,962 and $519,548 for the years ended December 31, 2017 and 2016 and had a shareholders’ deficit of $232,872 as of December 31, 2017. The report of our independent registered public accountants on our financial statements as of and for the year ended December 31, 2017 states that these factors raise uncertainty about our ability to continue as a going concern.

We have a limited operating history.

Simex was formed on November 25, 2015, and has generated only limited revenues to date. Thus, we have a limited operating history and there is no ability to assess our ability to maintain operations, achieve positive cash flow or profitable operations.

We require significant investment to expand our business.

We will require significant expenditures in the foreseeable future to fund our ongoing operations and future growth. We intend to fund our expenditures and growth out of internal sources of liquidity and/or through additional financing from external sources. Our ability to obtain external financing in the future at a reasonable cost is subject to a variety of uncertainties, including our future financial condition, results of operations and cash flows and the condition of the global and domestic financial markets.

If we require additional funds and cannot obtain them on acceptable terms when required or at all, we may be unable to fulfill our working capital needs, upgrade our existing systems or expand our business. These factors may also prevent us from entering into transactions that would otherwise benefit our business or implementing our future strategies. Any of these factors may have a material adverse effect on our business, financial condition and results of operations.

We face intense competition, and if we do not compete successfully against existing and new competitors, we may lose market share and suffer losses.

We face intense competition. The market for electronic financial services is continually evolving and is intensely competitive. We believe our ability to compete depends upon many factors both within and beyond our control. Many of our current and potential competitors have greater financial, marketing, user traffic and other resources than we have and well recognized brand names. Many of our competitors may be able to devote greater resources to marketing and promotional campaigns and devote substantially more resources to system development than us. There can be no assurance we will be able to compete successfully against current and future competitors, and competitive pressures may have a material adverse effect on our business, prospects, financial condition and results of operations.

We will need to introduce new products and services and enhance existing products and services to remain competitive.

Our future success depends in part on our ability to develop and enhance our products and services. In addition, the adoption of new Internet, networking or telecommunications technologies or other technological changes could require us to incur substantial expenditures to enhance or adapt our services or infrastructure. There are significant technical and financial costs and risks in the development of new or enhanced products and services, including the risk that we might be unable to effectively use new technologies, adapt our services to emerging industry standards or develop, introduce and market enhanced or new products and services. An inability to develop new products and services, or enhance existing offerings, could have a material adverse effect on our profitability.

Economic conditions and other securities industry risks could adversely affect our business.

Substantially all of our revenues are derived from our trading platform. We are directly affected by economic, social and political conditions, broad trends in business and finance and changes in volume and price levels of securities transactions. Events in global financial markets in recent years resulted in substantial market volatility and increased client trading volume. However, any sustained downturn in general economic conditions or US equity markets could result in reduced client trading volume and net revenues. Severe market fluctuations or weak economic conditions could reduce our trading volume and net revenues and have a material adverse effect on our profitability.

A default by a large financial institution could adversely affect financial markets.

The commercial soundness of many financial institutions may be closely interrelated as a result of credit, trading, clearing or other relationships among the institutions. This is driven by market forces and by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and similar laws in other jurisdictions. Concerns about, or a default or threatened default by, one institution could lead to significant market-wide liquidity and credit problems, losses or defaults by other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing houses, clearing agencies, exchanges, banks and securities firms, with which we interact, and therefore could have a material adverse effect on our business.

Systems failures, delays and capacity constraints could harm our business.

We receive and process orders through electronic channels. These systems are dependent on the integrity of the electronic systems supporting them. Our operations are vulnerable to interruption from human error, natural disasters, power loss, computer viruses, distributed denial of service (“DDOS”) attacks, spurious spam attacks, intentional acts of vandalism and similar events. Extraordinary trading volumes could cause our computer systems to operate at an unacceptably slow speed or even fail. There can be no assurance that our systems will be sufficient to handle such extraordinary circumstances. We may not be able to project accurately the rate, timing or cost of any increases in our business to expand and upgrade our systems and infrastructure to accommodate any increases in a timely manner. Systems failures and delays could occur and could cause, among other things, unanticipated disruptions in service to our clients, substantial losses to our clients, slower system response time resulting in transactions not being processed as quickly as our clients desire, decreased levels of client service and client satisfaction and harm to our reputation.

Failure to protect client data or prevent breaches of our information systems could expose us to liability or reputational damage.

We depend on our systems to securely process, transmit and store electronic information regarding our clients and their affairs. The potential risk of security breaches and cyber-attacks increases. As a company involved in financial transactions, we are subject to cyber-attacks, DDOS and ransomware attacks, malicious code and computer viruses. Such efforts could lead to shutdowns or disruptions of our systems, theft of our clients’ funds and disclosure of confidential information, or otherwise materially disrupt our or our clients’ or other third parties’ network access or business operations. The secure transmission of confidential information over public networks is also an element of our operations.

We store confidential client data, including personal data. As a result, we are subject to numerous laws and regulations designed to protect this information. These laws and regulations are increasing in complexity and number, change frequently and sometimes conflict. If any person, including any of our employees, negligently disregards or intentionally breaches our established controls with respect to client data, or otherwise mismanages or misappropriates that data, we could be subject to significant monetary damages, regulatory enforcement actions, fines and/or criminal prosecution. Unauthorized disclosure of sensitive or confidential information could damage our reputation and cause us to lose clients. Similarly a cyber-attack by third parties who deploy viruses, worms or other malicious software could result in negative publicity, significant remediation costs, legal liability, regulatory fines, and financial responsibility to our clients and could have a material adverse effect on our results of operations.

Risk Factors Relating to the Regulatory and Legislative Environment

Uncertainty of governmental regulation.

The regulatory status of investing and trading in virtual currencies is unclear or unsettled in most jurisdictions, and it is difficult to determine whether or how government authorities will regulate such activities, if they permit them at all. Some countries prohibit or severely restrict investing and trading activities in virtual currencies, while others, like the SEC and the United States Commodities Futures Trading Commission have cautioned investors about investing and trading in cryptocurrencies, but have been slow in developing rules and regulations with respect thereto.

Our systems are located outside the US and we currently do not provide access to potential clients within the United States. Nevertheless, if residents of the US were to access our system, we would be subject to regulation by the SEC and the applicable state regulators.

The industry in which the Simex operates is in the early stage of government regulation and a number of countries have yet to determine how to regulate the industry. If various countries adopt different regulatory schemes, the international operations of Simex may be subject to negative influence from government bodies of different countries.

Our growth will be limited if we cannot access the United States market.

Investors and traders within the US represent a significant business opportunity for online financial service providers. Unless we can meet the requirements for registration as a broker dealer, commodities future merchant, exchange, transfer agent or clearing agent, and effect such registration, as the case may be, we will be unable to benefit from the US market.

If our platform is utilized by investors or traders within the United States, we will be subject to civil or criminal penalties.

If the services provided by our platform are utilized by persons within or subject to the jurisdiction of the securities and other laws of the US or any individual state, we will be subject to civil penalties and criminal prosecution which, could result in the cessation of our business operations. In which event, investors in our securities would lose their entire investment in us.

Legislation has and may continue to result in changes to rules and regulations applicable to our business, which may negatively impact our business and financial results.

The Dodd-Frank Act, enacted in 2010, requires many federal agencies to adopt new rules and regulations applicable to the financial services industry and also calls for many studies regarding various industry practices. These regulations may make it more difficult to enter the US market and, should we enter such market, subject us to an increased risk of class actions and other litigation and regulatory risks. Additional rulemaking or legislative action could negatively impact our business and financial results.

Our profitability could also be affected by new or modified laws that impact the business and financial communities generally, including changes to the laws governing banking, the securities market, fiduciary duties, conflicts of interest, taxation, electronic commerce, client privacy and security of client data. As existing laws are modified and new laws are implemented, we may incur significant additional costs and have to expend a significant amount of time to develop and integrate appropriate systems and procedures to ensure initial and continuing compliance with such laws. These additional costs could have a material adverse effect on our profitability.

Extensive regulation and regulatory uncertainties could harm our business.

The securities industry is subject to extensive regulation. Regulations are intended to ensure the integrity of financial markets and the protection of clients and their assets. As we seek to expand our business into new territories or by offering new products, we will be required to comply with applicable legal requirements which will be expensive. If we fail to establish and enforce procedures to comply with applicable legal requirements and regulations, it would have a material adverse effect on our business.

Past turmoil in the financial markets contributed to changes in laws and regulations, heightened scrutiny of the conduct of financial services firms and increasing penalties for violations of applicable laws and regulations. We may be adversely affected by new laws or regulations, changes in the interpretation of existing laws or regulations or more rigorous enforcement.

In addition, we use the Internet to provide services to our clients. A number of regulatory agencies adopted regulations regarding client privacy, system security and safeguarding practices and the use of client information by service providers. Additional laws and regulations relating to the Internet and safeguarding practices could be adopted in the future, including laws related to access, identity theft and regulations regarding the pricing, taxation, content and quality of products and services delivered over the Internet. Complying with these laws and regulations may be expensive and time-consuming and could limit our ability to use the Internet as a distribution channel, which would have a material adverse effect on our business and profitability.

Risk Factors Relating to Growth and Our Operations

We may have difficulty in managing our future growth and any associated increased scale of our operations.

We expect to expand through organic growth and acquisitions. Our future expansion may place a significant strain on our managerial, operational, technical and financial resources. In order to better allocate our resources to manage our growth, we must hire, recruit and manage our workforce effectively and implement adequate internal controls in a timely manner. If we are unable to effectively manage our growth and the associated increased scale of our operations, our business, financial condition and results of operations could be materially and adversely affected.

Any damage to our reputation or our failure to maintain the security and reliability of our trading platform may materially and adversely affect our business, financial condition and results of operations.

Market recognition and reputation will be are significant determinants of our success. Maintaining and enhancing our reputation is critical to our success and ability to compete. Many factors, some of which are beyond our control, may negatively impact our reputation, such as a breach in the security of our system leading to a loss of client funds. If we are unable to maintain a good reputation and further enhance our reputation as a trading platform on which investors can rely, our results of operations may be materially and adversely affected.

Our business depends substantially on the continuing efforts of our executive officer and key employees, and our business may be severely disrupted if we lose their services.

We currently depend on the continued services and performance of the key members of our management team, in particular Mr. Oxenuk is our founder and his leadership has played an integral role in our growth. Our future success depends substantially on the continued efforts of our executive officers and key employees. If one or more of our executive officers or key employees were unable or unwilling to continue their service, we might not be able to replace them easily, in a timely manner, or at all, and our business may be severely disrupted, our financial conditions and results of operations may be materially and adversely affected and we may incur additional expenses to recruit, train and retain personnel.

If we are unable to attract, train and retain qualified personnel, our business may be materially and adversely affected.

Our future success depends, to a significant extent, on our ability to attract, train and retain qualified personnel, particularly management, technical and marketing personnel with expertise in nutritional products. Our sales and customer service teams are critical to maintaining the quality of our services as they frequently interact with our clients. We must continue to attract qualified personnel at a fast pace to increase the number of our clients and products we distribute. As we are still a relatively young company, our ability to train and integrate new employees into our operations may not meet the growing demands of our business. If we are unable to attract, train, and retain qualified personnel, our business may be materially and adversely affected.

An investment in virtual currencies and, by extension, the Company is highly speculative.

There are numerous virtual currencies, all of which have been created and exist based upon different parameters. The software applications and platforms upon which some of these virtual currencies are based or traded are still in an early stage of development and remain unproven, and are subject to outside forces such as hacking or fraud by third parties, and remain fertile territory for manipulators and other bad actors. Although virtual currencies are sometimes exchanged for US dollars or other currencies around the world, they are not currently backed nor supported by any government or central bank. Their utility is unknown and questionable and their value is completely derived by market forces of supply and demand, and they are more volatile than traditional fiat currencies. To the extent our business results from individuals seeking to trade in virtual currencies, any collapse in the market for crypto-currencies would have a material adverse effect on our business, financial condition and results of operations.

Market prices of virtual currencies are often highly volatile.

There are few established markets for trading in virtual currencies and the market for most, if not all, is not well developed and subject to numerous risks and uncertainties. The software systems upon which transactions for even the most well developed cryptocurrencies are consummated is in an early stage of development and are unproven. Should the system of any such exchange fail, our clients could be adversely impacted and it would have a material adverse effect on our business, financial condition and results of operations.

We may be exposed to liabilities under the Foreign Corrupt Practices Act and Chinese anti-corruption laws, and any determination that we violated these laws could have a material adverse effect on our business.

We are subject to the Foreign Corrupt Practice Act, or FCPA, and other laws that prohibit improper payments or offers of payments to foreign governments and their officials and political parties by US persons and issuers as defined by the statute, for the purpose of obtaining or retaining business. We have operations, agreements with third parties and our systems are located outside the US. Our activities outside the US create the risk of unauthorized payments or offers of payments by the employees or consultants of our Company, even though they may not always be subject to our control. Violations of the FCPA may result in severe criminal or civil sanctions, and we may be subject to other liabilities, which could negatively affect our business, operating results and financial condition. In addition, the US government may seek to hold our Company liable for successor liability FCPA violations committed by companies in which we invest or that we acquire.

You may have difficulty enforcing judgments against us.

We and Simex are Nevada corporations but our operations are located outside the US and most of our management is located outside the US. As a result, it may be difficult for you to effect service of process within the US upon these persons. It may also be difficult for you to enforce in US courts judgments predicated on the civil liability provisions of the US federal securities laws against officers and directors.

Risks Relating to Our Common Stock and Our Status as a Public Company

Our common stock is quoted on OTC Pink which may have an unfavorable impact on our stock price and liquidity.

Our common stock is quoted on OTC Pink under the symbol ARGB. The trading market for securities of companies quoted on OTC Pink or other quotation systems is substantially less liquid than the average trading market for companies listed on a national securities exchange. The quotation of our shares on OTC Pink or other quotation system may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the market price of our common stock and could have a long-term adverse impact on our ability to raise capital.

Our Chief Executive Officer who is our principal stockholder has substantial influence over our company, and his interests may not be aligned with the interests of our other stockholders.

Vassili Oxenuk, our Chief Executive Officer, owns a majority of our outstanding shares. As a result, he has significant influence over our business, including decisions regarding mergers, consolidations, the sale of all or substantially all of our assets, election of directors and other significant corporate actions. As a result of this concentration of ownership, you and our other stockholders, acting alone, may not have the ability to determine the outcome of matters requiring stockholder approval, including the election of our directors or significant corporate transactions. In addition, this concentration of ownership, which is not subject to any voting restrictions, may discourage, delay or thwart efforts by third parties to take-over or effect a change in control of our company which could deprive our stockholders of an opportunity to receive a premium for their shares as part of a sale of our company, and may limit the price that investors are willing to pay for our common stock.

Our accounting personnel who are primarily responsible for the preparation and supervision of the preparation of our financial statements under generally accepted accounting principles in the US (“US GAAP”) have had no education or training in US GAAP and SEC rules and regulations pertaining to financial reporting, which could impact our ability to prepare our financial statements and convert our books and records to US GAAP.

Our accounting personnel who have the primary responsibilities of preparing and supervising the preparation of financial statements under US GAAP have had no education or training in US GAAP and related SEC rules and regulations. As such, they may be unable to identify potential accounting and disclosure issues that may arise, which could affect our ability to prepare our financial statements in accordance with US GAAP. We have taken steps to ensure that our financial statements are in accordance with US GAAP, including our hiring of a US accounting firm to work with our accounting personnel and management to convert our books and records to US GAAP and prepare our financial statements. However, the measures we have taken may not be sufficient to mitigate the foregoing risks. Furthermore, the need to comply with US GAAP may require us to expend substantial amounts of resources and time that could divert our management’s attention and disrupt our business.

We will incur significant costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance requirements and we may be exposed to potential risks if we are unable to comply with these requirements.

As a public company we will incur significant legal, accounting and other expenses under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), together with rules implemented by the SEC and applicable market regulators. These rules impose various requirements on public companies, including requiring certain corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these requirements. These rules will increase our legal and financial costs and will make some activities more time-consuming and costly.

The Sarbanes-Oxley Act requires, among other things, that we maintain effective internal controls for financial reporting and disclosure controls and procedures. In particular, we must perform system and process evaluations and testing of our internal controls over financial reporting to allow management to report on the effectiveness of our internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act. Compliance with Section 404 may require that we incur substantial accounting expenses and expend significant management efforts. When we completed the acquisition of Simex, we adopted the financial reporting controls and disclosure controls and procedures of Simex. The financial controls and disclosure controls and procedures of Simex are not adequate for a public company. -We have taken steps to rectify this weakness, including hiring a US accounting firm to work with our management and accounting personnel. There is no assurance, however, that the steps taken to date will be sufficient to rectify this material weakness. In the event that we fail to remedy the weaknesses in our controls over financial reporting and adopt appropriate disclosure controls and procedures, our financial reporting may be deficient and we may fail to comply with the reporting requirements of the Securities Exchange Act and other US securities laws, in which event, the market price of our common stock could decline if investors and others lose confidence in the reliability of our financial statements and we could be subject to sanctions or investigations by the SEC or other applicable regulatory authorities.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We have not declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

The market price of our common stock can become volatile, leading to the possibility of its value being depressed at a time when you may want to sell your holdings.

The market price of our common stock can become volatile. Numerous factors, many of which are beyond our control, may cause the market price of our common stock to fluctuate significantly.  Securities class action litigation is often instituted against companies following periods of volatility in their stock price. Should this type of litigation be instituted against us, it could result in substantial costs to us and divert our management’s attention and resources.

Moreover, securities markets may from time to time experience significant price and volume fluctuations for reasons unrelated to the operating performance of particular companies. These market fluctuations may adversely affect the price of our common stock and other interests in our Company at a time when you want to sell your interest in us.

There is no active trading market for our shares of common stock.

There is no active trading market for our common stock. There can be no assurance that a regular trading market for our securities will develop, or that if one develops, that it will be sustained. The trading price of our securities could be subject to wide fluctuations, in response to announcements by us or others, developments affecting us, and other events or factors. In addition, the stock market has experienced extreme price and volume fluctuations in recent years. These fluctuations have had a substantial effect on the market prices for many companies, often unrelated to the operating performance of such companies, and may adversely affect the market prices of the securities. Such risks could have an adverse effect on the stock’s future liquidity.

There are a limited number of our shares eligible for trading.

Although we have approximately 23 million common shares outstanding, because we were a “shell” company there are currently a very limited number of our shares, approximately 57,000, eligible for sale in OTC Pink. Because the number of shares in the “float” is so small relative to the number of shares outstanding, the purchase or sale of a relatively small number of our shares may have an undue influence on the price of our common stock.

Eligibility of an increased number of our shares for sale in the public market may adversely impact the price of our common stock.

One year from today, a substantial number of shares held by current shareholders may become eligible for sale under Rule 144 depending upon whether the particular shareholder is an affiliate and whether we are continuing to file periodic reports under the Securities Exchange Act of 1934. Given the relatively small number of our shares eligible for trading in the public markets today, the sale or the potential sale of any substantial number of shares in the future may adversely impact the trading price of our common stock.

Our common stock is subject to the “Penny Stock” Rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The SEC adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5 per share or with an exercise price of less than $5 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person’s account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience and objectives of the person; and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common shares and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Under our Articles of Incorporation, our Board of Directors has the authority, without stockholder approval, to issue preferred stock with terms that may not be beneficial to common stock holders and with the ability to adversely affect stockholder voting power and perpetuate the board’s control over our company.

Our Board of Directors by resolution may authorize the issuance of preferred stock in one or more series with such limitations and restrictions as it may determine, in its sole discretion, with no further authorization by security holders required for the issuance of such shares. The Board may determine the specific terms of the preferred stock, including: designations; preferences; conversions rights; cumulative, relative; participating; and optional or other rights, including: voting rights; qualifications; limitations; or restrictions of the preferred stock.

The issuance of preferred stock may adversely affect the voting power and other rights of the holders of common stock. Preferred stock may be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of our company or make removal of management more difficult. As a result, the Board of Directors’ ability to issue preferred stock may discourage the potential hostile acquirer, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquirer may result in terms more favorable to us and our stockholders. Conversely, the issuance of preferred stock may adversely affect the market price of, and the voting and other rights of the holders of the common stock. We presently have no plans to issue any preferred stock.

We may, in the future, issue additional shares of common stock, which would reduce investors’ percent of ownership and may dilute our share value.

Our Articles of Incorporation allow us to issue up to 200 million shares of common stock. There are currently 22, 930,009 shares outstanding. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

On May 14, 2018, we entered into and closed a merger agreement (the “Merger Agreement”) with Simex, Inc., a Nevada corporation (“Simex”), whereby we acquired 100% of the outstanding capital stock of Simex (the “Simex Acquisition”). Pursuant to the Merger Agreement we issued to the holders of all of the outstanding shares of common stock and preferred stock of Simex 19,046,599 shares of our common stock. In addition, as a condition to the closing of the merger, Vassili Oxenuk returned to us for cancellation as a capital contribution 19,046,599 shares of our common stock. After giving effect to the Simex Acquisition, we had outstanding 22,930,009 shares of common stock and 1,648 shares of preferred stock.

As a result of the Simex Acquisition, Simex became our wholly-owned subsidiary. Simex was incorporated in 2015 and is engaged in the development and initial commercialization of a multi-functional online international digital asset investment and trading platform. To date, the platform has only been made available to a limited number of individuals outside of the United States.

For accounting purposes, the acquisition was accounted for as a reverse acquisition and was treated as a recapitalization of the registrant effected by a share exchange, with Simex as the accounting acquirer. The historical financial statements of Simex are now the historical financial statements of the registrant, American Retail Group, Inc., and have been included in Item 9.01(a) of this report.

Simex had no operations in 2015. During 2016, it received capital contributions from shareholders of $50,855. In addition, during 2016 and 2017, an executive of the Company performed services valued at $12,237 for no cash compensation. In addition, during 2017 Simex received advances from related parties of $424,605. These advances are non-interest bearing and payable upon demand.

Results of Operations

Comparison of the Three months ended March 31, 2018 and 2017

Revenue

Revenue for the three months ended March 31, 2018 was $98,735, an increase of $98,601 from $134 for the three months ended March 31, 2017. The increase in our revenues reflects the expansion of the business of Simex outside the US. The revenues principally reflect trading commissions earned during the three months ended March 31, 2018, and fees received in such period for the listing of tokens. If our platform continues to attract new users, we can expect that our revenues increase as a result of trading commissions, listing fees, and fees received from such other services we may provide, anticipated to include the issuance of debit cards, currency trading and the exchange of one currency for another.

Operating Expenses

Operating Expenses were comprised entirely of general and administrative expenses and were $292,316 for the three months ended March 31, 2018, an increase of $187,470 from operating expenses of $104,846 during the same period in 2017. The increase in operating expenses is principally related to an increase in legal and professional fees.

Loss from Operations

For the three months ended March 31, 2018 and 2017, we incurred operating losses of $193,581 and $104,712, respectively. The increase in our operating loss reflects the increase in revenue was less than the increase in operating expenses.

Loss before Income Tax; Net Loss

Our loss before tax was $206,306 for the three months ended March 31, 2018, as compared to a loss before tax of $104,577 for the comparable period in 2017. The increase in our loss before tax is consistent with the increase in our operating loss.

Comparison of the Years Ended December 31, 2017 and 2016

Revenue

Revenue for the year ended December 31, 2017 was $47,230, a 264% increase from $12,963 in the year ended December 31, 2016. The increase in our revenues is the result of the fact that our system was operational for all of 2017 while it was in service for only a portion of 2016. Despite the increase in revenues, absent continued growth, our revenues are not sufficient to maintain our operations. The increase in our revenue reflects the factors discussed for the three month period ended March 31, 2018.

Operating Expenses

Operating Expenses were comprised entirely of general and administrative expenses and were $558,434 for 2017, an increase of 5% from operating expenses of $530,931 in 2016. The increase in operating expenses reflects the fact that although we incurred various start-up expenses in 2016 that were not repeated in 2017, we were operational for all of 2017 as opposed to 2016 when we operated for only a portion of the year.

Gross Profit

For 2017 and 2016 we incurred operating losses of $511,204 and $517,968, respectively. The decrease in our operating loss reflects the fact that although the percentage increase in our revenue exceeded the rate of increase in our expenses, as an absolute matter, the increase in our expenses exceeded that of the increase in our revenue.

Loss before Income Tax; Net Loss

Our loss before tax was $525,962 in 2017, as compared to $519,548 for 2016. The increase in our loss before tax is consistent with the decrease in our operating loss. As no taxes are payable in either 2017 or 2016, and we took a full valuation allowance against any tax loss carryforward, our net loss for 2017 and 2016 was the same as our loss before taxes.

Liquidity and Capital Resources

During 2016 and 2017, various executives of the Company performed services valued at $769,000 for no cash compensation. In addition, during 2017 Simex received advances from related parties of $424,605 and $142,541 were repaid during the three months ended March 31, 2018. These advances are non-interest bearing and payable upon demand. As a result of the losses incurred during 2017 and 2016, as of December 31, 2017, Simex had current assets of $673,417, and current liabilities of $907,223, a working capital deficit of 233,806. Further, as of December 31, 2017, American Retail Group had a stockholders’ deficit of $72,392. Thus, on a pro forma combined basis, the companies, we, had a working capital deficit of $306,198.

The following is a summary of cash provided by or used in each of the indicated types of activities during the three months ended March 31, 2018 and 2017, respectively.

	March 31, 2018		March 31, 2017
Net cash provided by (used in) operating activities		$(281,237)		$5,830
Net cash used in investing activities	$	(-0-)	$	(-0-)
Net cash provided by (used in) financing activities		$(142,541)	$	(-0-)

Net cash provided by (used in) operating activities

We used $281,237 of cash in operations during the three months ended March 31, 2018 as opposed to cash provided by operations of $5,830 during the same period in 2017. The use of cash in 2018 reflects our operating loss reduced on a net basis due to non-cash expenses of depreciation and services rendered, and net changes in assets and liabilities, primarily an increase in accounts receivable and the cash held in trust for the benefit of our clients.

Net cash provided by (used in) financing activities

Net cash used in financing activities was $142,541 for the three months ended March 31, 2018. The net cash used in financing activities in 2018 represents repayment of advances from shareholders of $142,541.

The following is a summary of cash provided by or used in each of the indicated types of activities during the years ended December 31, 2017 and 2016, respectively.

	December 31, 2017		December 31, 2016
Net cash provided by (used in) operating activities		$184,305		$(79,499)
Net cash used in investing activities	$	(-0-)	$	(-0-)
Net cash provided by (used in) financing activities		$424,605		$50,856

Net cash provided by (used in) operating activities

We used $79,449 of cash in operations in 2016 as opposed to 2017 where we generated cash of $184,035. The use of cash in 2016 reflects our operating loss reduced on a net basis due to non-cash expenses of depreciation and services rendered for stock, and net changes in assets and liabilities, primarily an increase in accounts payable of $44,700 and an increase in receivables of $19,430. We generated $184,035 in cash in operations in 2017, primarily as a result of an increase of $382,647 of the cash held in trust for the benefit of our clients.

Net cash provided by (used in) financing activities

Net cash provided by financing activities was $424,605 for the year ended December 31, 2017, compared to cash of $50,856 provided by financing activities in 2016. The net cash provided by financing activities in 2017 represents advances from shareholders of $424,605, which advances are non-interest bearing and payable upon demand. The cash provided in 2016 represents capital contributions for capital stock and services rendered for no consideration.

Impact of Inflation

Our results of operations are not likely to be affected by inflation.

Contractual Obligations

We have no long-term fixed contractual obligations or commitments.

Off-Balance Sheet Arrangements

We have not entered into any financial guarantees or other commitments to guarantee the obligations of any third parties. We have not entered into any derivative contracts that are indexed to our shares and classified as shareholder’s equity or that are not reflected in our combined financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an uncombined entity that serves as credit, liquidity or market risk support to such entity. We do not have any variable interest in any uncombined entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

Significant Accounting Policies

While our significant accounting policies are more fully described in Note 2 to our financial statements, we believe the following accounting policies are the most critical to aid you in fully understanding and evaluating this management discussion and analysis.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. Generally Accepted Accounting Principles (“US GAAP”). The functional currency of Simex is the Russian Ruble (RUB). The accompanying financial statements are translated from RUB and presented in U.S. dollars (“USD”).

Use of Estimates

In preparing financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.

Significant estimates, required by management, include the recoverability of long-lived assets, allowance for doubtful accounts, and the reserve for obsolete and slow-moving inventories. Actual results could differ from those estimates.

Accounts Receivable

The Company’s policy is to maintain an allowance for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. During the years ended December 31, 2017 and 2016, bad debt expense was $-0- and $-0-, respectively. As of December 31, 2017 and 2016, the bad debt allowance for accounts receivable was $-0- and $-0-, respectively.

Revenue Recognition

The Company’s revenue recognition policies comply with FASB ASC Topic 605, “Revenue Recognition.” The Company recognizes revenues from platform fees and related services when (a) persuasive evidence that an agreement exists; (b) the service has been performed; (c) the prices are fixed and determinable and not subject to refund or adjustment; and (d) collection of the amounts due is reasonably assured. The Company charges commissions, generally ranging from 5% to 10%, from the amount collected from each investor. The collected amounts are remitted to the customer after the completion of the project when it reaches its financial target. Investments made after the initial offering and dividends paid out after the completion of a project are charged at 1.5%. Commission revenue is charged and recognized after the completion of the project.

Foreign Currency Translation and Comprehensive Income (Loss)

The functional currency of Simex is RUB. For financial reporting purposes, RUB is translated into USD as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet dates. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period.

Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income”. Gains and losses resulting from foreign currency transactions are included in income. There was no significant fluctuation in the exchange rate for the conversion of RMB to USD after the balance sheet date.

The Company uses FASB ASC Topic 220, “Comprehensive Income”. Comprehensive income (loss) is comprised of net income (loss) and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive loss for the three months ended March 31, 2017 and 2016 consisted of net loss and foreign currency translation adjustments.

New Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers, which supersedes the revenue recognition requirements in Accounting Standards Codification 605 - Revenue Recognition and most industry-specific guidance throughout the Codification. The standard requires that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. In August 2015, the FASB approved a one-year deferral of the effective date of the new revenue recognition standard. Public business entities, certain not-for-profit entities, and certain employee benefit plans should apply the guidance in ASU 2014-09 to annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 31, 2016, including interim reporting periods within that reporting period. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606), Principal versus Agent Considerations (Reporting Revenue versus Net). In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606), Identifying Performance Obligations and Licensing. In May 2016, the FASB issued ASU 2016-11, Revenue from Contracts with Customers (Topic 606) and Derivatives and Hedging (Topic 815) - Rescission of SEC Guidance Because of ASU 2014-09 and 2014-16, and ASU 2016-12, Revenue from Contracts with Customers (Topic 606) - Narrow Scope Improvements and Practical Expedients. These ASUs clarify the implementation guidance on a few narrow areas and adds some practical expedients to the guidance Topic 606. We adopted this ASU beginning on January 1, 2018 and used the prospective method of adoption.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 requires lessees to recognize lease assets and lease liabilities on the balance sheet and requires expanded disclosures about leasing arrangements. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 and interim periods in fiscal years beginning after December 15, 2018, with early adoption permitted. We are in the process of evaluating the impact of this ASU on our financial statements.

In March 2016, the FASB issued ASU 2016-09, Stock Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting. ASU 2016-09, which amends several aspects of accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, and classification in the statement of cash flows. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016 and interim periods within annual periods beginning after December 15, 2016, with early adoption permitted. The adoption of this ASU did not have an impact on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 provides guidance for targeted changes with respect to how cash receipts and cash payments are classified in the statements of cash flows, with the objective of reducing diversity in practice. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The adoption of this ASU did not have an impact on our financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfer of Assets Other than Inventory, which requires the recognition of the income tax consequences of an intra-entity transfer of an asset, other than inventory, when the transfer occurs. ASU 2016-16 is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted. We are in the process of evaluating the impact of this ASU on our financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires restricted cash to be presented with cash and cash equivalents on the statement of cash flows and disclosure of how the statement of cash flows reconciles to the balance sheet if restricted cash is shown separately from cash and cash equivalents on the balance sheet. ASU 2016-18 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The adoption of this ASU did not have an impact on our financial statements.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The standard is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted. The standard should be applied prospectively on or after the effective date. The adoption of this ASU did not have an impact on our financial statements.

Management does not believe that any recently issued, but not yet effective, accounting standards could have a material effect on the accompanying financial statements. As new accounting pronouncements are issued, we will adopt those that are applicable under the circumstances.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all directors and executive officers of the registrant as of the end of the last fiscal year and on the date of this report:

Name	Age	Position
Vassili Oxenuk	53	President, Chief Executive Officer, Chief Financial Officer and a Director
Zarina Mamyrkulova	38	Corporate Secretary and Treasurer
Denis Kurilchik	32	Director
Nehemia Kramer	56	Director

Vassili Oxenuk has been a member of our Board of Directors, President and CEO since March 2017. He also served as a director of our company from March 2010 to June 24, 2011.  From 2009 to 2013, Mr. Oxenuk was the owner and Managing Member of Oxenuk Management, LLC, a registered investment advisor (RIA) headquartered in Las Vegas, Nevada. In addition, since 1996, Mr. Oxenuk has been the owner and Managing Member of Oxenuk Management Corp., which provides consulting and advisory services to companies located in Eastern Europe and the CIS. Mr. Oxenuk has over 20 years of entrepreneurial, venture capital and private equity experience, and has been involved in the management of various venture capital companies that have primarily focused on providing development capital to early stage, high technology companies in Eastern Europe, and has worked with companies from Russia, Kazakhstan, Ukraine and China seeking to have their securities publicly traded. He became a shareholder of a number of broker-dealers doing investment banking; was doing advisors services and created several Investment Funds. Mr. Oxenuk is currently a member of the Board of Directors of several private companies. Mr. Oxenuk graduated from the high school for talented students specialized in physics and mathematics sponsored by the Moscow State University.  Mr. Oxenuk has a B.S. in Mathematics from the Mozhaisky Military Space Academy, St. Petersburg, Russia, and a B.A. in Law from the Adygey State University, Russia.  He is the author of the book “Realization of Investment Management Functions” and numerous articles on strategic planning, economic development and leadership styles. We believe that Mr. Oxenuk is well suited to sit on our Board based on his extensive experience in venture capital and private equity and in management solutions advising companies in Eastern Europe and CIS on business development and expansion of operations.

In September 2012, an action alleging, among other matters, securities fraud was commenced against Mr. Oxenuk in the United States District Court, District of Nevada. The action was commenced by, among others, Eduard Lozovsky, Dmytro Tykhonov and Igor Yefremov. In the complaint, certain of the plaintiffs allege that they gave $3 million to Mr. Oxenuk to invest on their behalf and that he never returned their money despite repeated requests. In addition, Mr. Lozovsky alleges that he gave Mr. Oxenuk funds to establish a public presence for TBM Holdings, a company in which he was a principal shareholder, and that Mr. Oxenuk failed to do so. On December 5, 2012, a default judgement was entered in favor of the plaintiffs against Mr. Oxenuk of $5,148,191, as well as post judgement interest.

Zarina Mamyrkulova has been Corporate Secretary and Treasurer of our company since April 2017. Through a private company owned by her since 2013, Ms. Mamyrkulova acts as a consultant to non-US persons and businesses seeking to establish a business presence in the United States. As part of the services rendered, Ms. Mamyrkulova assists in the formation of entities and the preparation of annual reports and filings. In a number of instances, Ms. Mamyrkulova serves as an officer of the private companies formed for others. Ms. Mamyrkulova graduated from Kazakh State National University (named after Al Farabi) with a degree in law in 2000. She also received a degree from Kazakh State University of International Relationships and International Languages in 2002 and a Certificate in Business Administration with a Concentration in Finance from UCLA in 2009.

Denis Kurilchik has been a Director of American Retail Group, Inc. since May 14, 2018. Denis Kurilchik is one of the founders of SIMEX and a designer of its platform. Mr. Kurilchik holds the position of Director in Simex and Vice President of Marketing and has been marketing the platform to users in the Europe and Asia. O behalf of Simex Mr. Kurilchik coordinates all the existing projects and works with financial institutions and the Company’s, business partners and is responsible for provision of common functions of the platform.

Mr. Kurilchik successfully completed 2020Startups Acceleration Program in 2017 in New York representing SIMEX at Rabo Bank and Gust. He is a graduate of the Acceleration Program of the Higher School of Economics (HSE{Pro} Fintech).  Mr. Kurilchik graduated from SAINT-PETERSBURG STATE UNIVERSITY OF ECONOMICS with a Master Degree in Economics and Management in 2012. He has significant experience in international business communication while working in government procurement tenders suppling government needs. During the last two years he actively participated in Blockchain hackathons, conferences and events.

Nehemia Kramer has been a director of American Retail Group, Inc. since May 14, 2018. Since 2014, Mr. Kramer has been President of Kramer Consultants, a consulting firm that advises companies in the blockchain industry. Since 2014 he has been Senior Consultant for Blockchain Ecosystem Business Development. Mr. Kramer is a Senior Advisor to ProChain Capital. In addition, Mr. Kramer is an advisor and an early-stage investor in several large FinTech and blockchain projects, including, MicroMoney, BankEx, as well as Blockchain Business Development Advisor at Web3 Foundation. Mr. Kramer’s industry involvement began at the dawn of the blockchain era in 2014, when he was involved in IBM’s Blockchain and Artificial Intelligence groups and collaborated with the founders of Ethereum. From 2013 to 2015, Mr. Kramer was Director, Global Development for Arcole Power. From 2009 to 2011, Mr. Kramer was Project Manager for Karma World LLC. In 2008, he founded the Krav Maga Learning Center, which offered community based learning programs for children and teenagers, which he operated until 2013. Nehemia studied law at Saint Petersburg State University and fluently speaks in 9 languages, including, Russian, German and Arabic.

There are no family relationships among any of our officers and directors.

Directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are elected by the Board of Directors and hold office until the earliest of their death, resignation or removal from office. Officers are elected by the Board of Directors and hold office until the earliest of their death, resignation or removal from office.

Except for the default judgement entered against Mr. Oxenuk in the case commenced against him by among others, Eduard Lozovsky, Dmytro Tykhonov and Igor Yefremov in the United States District Court, District of Nevada, during the past ten years, none of our directors and executive officers have:

●	had any bankruptcy petition filed by or against any business of which was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time,

●	been convicted in a criminal proceeding and none of our directors or officers is currently subject to a pending criminal proceeding,

●

been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

●

been found by a court of competent jurisdiction (in a civil action), the Securities Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Compensation of Directors

No member of our board of directors received any compensation for his services as a director during the year ended December 31, 2017 and currently no compensation arrangements are in place for the compensation of directors.

Corporate Governance

Audit, Nominating and Compensation Committees

Our Board of Directors (“BOD”) does not have standing audit, nominating or compensation committees. Instead, the functions that might be delegated to such committees are carried out by our BOD, to the extent required. Our BOD believes that the cost of establishing such committees, including the costs necessary to recruit and retain qualified independent directors to serve on our BOD and such committees and the legal costs to properly form and document the authority, policies and procedures of such committees, are not justified under our current circumstances.

Our BOD believes that its members have sufficient knowledge and experience to fulfill the duties and obligations of the audit committee for the Company. None of the current Board members is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC. The Board has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication.

Our BOD does not currently have a policy for the qualification, identification, evaluation, or consideration of board candidates and does not think that such a policy is necessary at this time, because it believes that, given the limited scope of the Company’s operations, a specific nominating policy would be premature and of little assistance until the Company’s business operations are at a more advanced level. Currently the entire Board decides on nominees.

The BOD does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. The Company does not have any restrictions on shareholder nominations under its articles of incorporation or bylaws. The only restrictions are those applicable generally under Colorado law and the federal proxy rules. The BOD will consider suggestions from individual shareholders, subject to an evaluation of the person’s merits. Shareholders may communicate nominee suggestions directly to the Board, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. There are no formal criteria for nominees.

Director Independence

The Board has determined that Mr. Kramer is an independent director as the term “independent” is defined by the rules of the Nasdaq Stock Market.

Shareholders Communications

Shareholders may communicate with the BOD and individual directors by submitting their communications in writing to the Company’s Corporate Secretary at 2770 S. Maryland Pkwy, Suite 300, Las Vegas, Nevada 89109. Any communications received that are directed to the BOD will be processed by the Corporate Secretary and distributed promptly to the BOD or individual directors, as appropriate. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Corporate Secretary will (subject to any applicable regulatory requirements) use his or her business judgment to determine whether such communications should be conveyed to the BOD.

Code of Ethics

Due to the limited scope of our current operations, the Company has not yet adopted a code of ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions.

EXECUTIVE COMPENSATION

Summary Compensation Table

No compensation was paid to or earned by our executive officers for any purpose during the years ended December 31, 2017 and 2016.

Outstanding Equity Awards at Fiscal Year-End

None of our executive officers was granted any options or equity awards during the year ended December 31, 2017 or held any options or other equity awards at May 1, 2018.

Employment Agreements

We are not a party to any employment or compensation agreements with any of our officers and directors other than oral agreements terminable at will with Mr. Kurilchik and Ms. Mamyrkulova. There are no unexercised options, stock that has not vested, or equity incentive plan awards for our current officers. We have no retirement or similar plans or arrangements for our current officers. We have not entered into any contracts or arrangements with our officers or directors that would provide them with forms of compensation resulting from their resignation, retirement, or any other termination of their employment with our company or from a change-in-control of our company or a change of their responsibilities following a change-in-control.

We intend to enter into employment agreements and establish compensation agreements for our officers and directors no later than June 30, 2018.

Outstanding Equity Awards at Fiscal Year End

For the years ended December 31, 2017 and 2016, no director or executive officer received compensation from us pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we will compensate our officers and directors for services to us with stock or options to purchase stock, in lieu of cash. Further, as a public company, we might adopt incentive plans, including stock and option plans, in order to compensate management for services rendered to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,

AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

The following includes a summary of transactions since January 1, 2016, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

During 2017 we, American Retail Group, received advances of $54,486 from Soledad Bayazit, our then principal shareholder. These advances carried no interest and are payable upon demand. In connection with the sale of her 20,701,571 shares of common stock to Vassili Oxenuk in March 2017, Ms. Bayazit forgave the payment of the indebtedness to her under our 12% secured promissory note due January 12, 2012 in the principal amount of $1,201,000, together with accrued interest thereon of $672,231.

During 2017, Vassili Oxenuk, our new Chief Executive Officer and majority stockholder, paid some of our expenses totaling $69,953 and was repaid $16,480.

Immediately prior to the Simex Acquisition, Simex consummated a Merger Agreement with Genius Enterprises Inc., a Nevada corporation, whereby Genius was merged into Simex. In connection with such merger, Vassili Oxenuk (13,954,039 shares), Dennis Kurilchik (711,111 shares) Zarina Mamyrkulova (851,112 shares) and Nehemia Kramer (22,223 shares) each received shares of Simex in respect of which, together with shares of Simex they owned before such merger, they received the indicated number of shares of American Retail Group upon consummation of the Simex Acquisition.

As of the date of this report, we do not have in place any policies with respect to whether we will enter into agreements with related persons in the future.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, had any material interest, direct or indirect, in any transaction that occurred since January 1 2017, or in any proposed transaction, which has materially affected or will affect the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

Change in Control

In March 2017, Soledad Bayazit, our then Chief Executive Officer, President, sole director and the owner of 20,701,571 of our shares of common stock, representing approximately 90.28% of our outstanding shares of common stock, sold all 20,701,571 shares of common stock to Vassili Oxenuk, for a purchase price of $300,000, of which $150,000 is payable on the second day following the filing of this Report on Form 8-K. In addition, Ms. Bayazit forgave the payment of the indebtedness to her under our 12% secured promissory note due January 12, 2012 in the principal amount of $1,201,000, together with accrued interest thereon of approximately $672,231, together with advances in the aggregate amount of $154,460

On May 14, 2018, we completed the Simex Acquisition pursuant to the Merger Agreement. Pursuant to the Merger Agreement we issued to the stockholders of Simex an aggregate of 19,046,599 shares of our common stock. Among such shareholders was Vassili Oxenuk, who received _ of our shares in consideration for his stockholdings in Simex. In addition, as a condition to the closing of the Merger Agreement Vassili Oxenuk returned to us for cancellation as a capital contribution 19,046,599 shares of our common stock.

Security Ownership

The following table sets forth information concerning beneficial ownership of our common stock as of May 14, 2018, by (i) any person or group with more than 5% of our common stock, (ii) each director, (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all such executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options, warrants and other convertible securities anticipated to be exercisable or convertible at or within sixty days of May 14, 2018, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person. As of May 14, 2018, after giving effect to the Simex Acquisition and the return to us for cancellation by Vassili Oxenuk of 19,046,599 shares, we had outstanding 22,930,009 shares of common stock.

To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them.

	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Directors and Executive Officers

Vassili Oxenuk, Chairman, President and CEO	13,954,039	60.85%

Denis Kurilchik, Director, Vice President of Marketing	711,111	3.10%
Nehemia Kramer, Director	22,223	0.10%
Zarina Mamyrkulova, Secretary, Treasurer	851,112	3.71%

All directors and executive officers as a group	15,538,485	67.76%

MARKET FOR REGISTRANT’S COMMON EQUITY,

RELATED STOCKHOLDER MATTERS

Market Information

The common stock of American Retail Group is quoted on OTC Pink under the symbol “ARGB.” Prior to the Simex Acquisition, no securities of Simex were quoted or traded on a public exchange or trading system.

There exists only a very limited trading market for our common stock on the Pink tier of the OTC Markets (www.otcmarkets.com) with limited or no volume.

Holders

As of May 14, 2018, we had approximately 26 record holders of our common stock.

Dividends

Since inception we have not paid any dividends on our common stock. We currently do not anticipate paying any cash dividends in the foreseeable future on our common stock. Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our BOD will have the discretion to declare and pay dividends in the future.

Payment of dividends in the future will depend upon our earnings, growth, capital requirements, and other factors, which our BOD may deem relevant.

Issuer Purchases of Equity Securities

None.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information about the common stock available for issuance under compensatory plans and arrangements as of December 31, 2017.

(c)
Number of securities
	(a)		remaining available
	Number of	(b)	for future issuance
	securities to be	Weighted-average	under equity
	issued upon	exercise price of	Compensation
	exercise of	outstanding options	plans (excluding
	outstanding	under equity	securities reflected in
Plan Category	options	compensation plans	column (a))

Equity compensation plan approved by security holders	None	—	None

Equity compensation plans not approved by security holders	None	—	None

Total	None	—	None

Penny Stock Regulations

The SEC has regulations which generally define so-called “penny stocks” to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. Our common stock is a “penny stock” and is subject to Rule 15g-9 under the Exchange Act, or the Penny Stock Rule. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and “accredited investors” (generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market, thus possibly making it more difficult for us to raise additional capital.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in penny stock, of a disclosure schedule required by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

Recent Sales of Unregistered Equity Securities

On May 14, 2018, we issued 19,046,599 shares of our common stock to the former stockholders of Simex pursuant to the Merger Agreement.

The issuance of the shares to the stockholders of Simex, each of whom is not a “U.S. person”, as defined in Rule 902 of Regulation S under the Securities Act, was exempt from the registration requirements of the Securities Act under Regulation S. The issuance of the shares to Mr. Oxenuk, an “accredited investor,” was exempt from the registration requirements of the Securities Act under Rule 506 of Regulation D. The certificates evidencing the shares are endorsed with a restrictive Securities Act legend.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue 10,000,000 shares of blank check preferred stock, of which we have authorized the issuance of 200,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and 200,000,000 shares of common stock, $.0001 par value per share. As of May 14, 2018, after giving effect to the Simex Acquisition, we had outstanding 22,930,009 shares of common stock and 1,648 shares of Series A Preferred Stock.

Common Stock

The holders of our Common Stock are entitled to one vote per share held and have the sole right and power to vote on all matters on which a vote of stockholders is taken. Voting rights are non-cumulative. Common stockholders are entitled to receive dividends when, as, and if declared by the Board of Directors, out of funds legally available therefore and to share pro rata in any distribution to stockholders. Upon liquidation, dissolution, or the winding up of our Company, common stockholders are entitled to receive the net assets of our Company in proportion to the respective number of shares held by them after payment of liabilities which may be outstanding. The holders of common stock do not have any preemptive right to subscribe for or purchase any shares of any class of stock of the Company. The outstanding shares of common stock will not be subject to further call or redemption and are fully paid and non-assessable.  To the extent that additional common shares are issued, the relative interest of existing stockholders will likely be diluted.

Preferred Stock

Our Articles of Incorporation authorize the issuance by resolution of our Board of Directors of up to ten million shares of “blank-check” preferred stock in one or more series, the terms of which may be determined at the time of issuance as the Board of Directors may determine, in its sole discretion, without further authorization by our stockholders. These terms could give the holders of the preferred stock the right to vote as a series on particular matters, preferences as to dividends and upon liquidation, conversion rights, and redemption rights. . The terms of any series of preferred may not be beneficial to common stock holders, since they may adversely affect the voting power and diminish other rights of holders of our common stock and perpetuate the board’s control over our company, and therefore could reduce the value of such common stock. Preferred stock may be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of our company or make removal of management more difficult. In addition, specific rights granted to future holders of preferred stock could be used to restrict our ability to merge with, or sell assets to, a third party. The ability of our board of directors to issue preferred stock could make it more difficult, delay, discourage, prevent or make it more costly to acquire or effect a change-in-control, which in turn could prevent our stockholders from recognizing a gain in the event that a favorable offer is extended and could materially and negatively affect the market price of our common stock.

Series A Convertible Preferred Stock

The following summary of the powers, preferences, rights, qualifications and limitations of the Series A Preferred Stock is qualified in its entirety by the certificate of designation authorizing the issuance of the Series A Preferred Stock as filed with the Office of the Secretary of State of Nevada incorporated as an exhibit to this report.

Dividends on the Series A Preferred Stock (the “Preferred Shares”) are payable on a cumulative basis at an annual rate of 10% of the Stated Value of $10 per share, and are payable in additional shares of series a Preferred Stock, or “PIK Shares”). Dividends are payable on the fifteenth day of March and September of each year, commencing on March 15, 2018.

Upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, holders of shares of Series A Preferred Stock (“Preferred Shares”) are entitled to be paid out of our assets legally available for distribution to stockholders, after payment of or provision for our debts and other liabilities, a liquidation preference of $10 per Preferred Share, plus an amount equal to accrued and unpaid dividends (whether or not authorized or declared) up to but excluding the date of payment, before any payment is made to holders of common stock and any other class or series of capital stock ranking junior to the Series A Preferred Stock as to liquidation rights.

Holders of Series A Preferred Stock may elect at any time to convert all or a portion of their Preferred Shares into shares of common stock at the conversion rate. The conversion rate is the stated value of $10 per share divided by the conversion price. The conversion price is the product of 0.9 and the average of the last sale price of the Common Stock for the preceding trading days (or in the absence of a sale on any trading day, the average of the closing bid and asked prices of a share of Common Stock on such trading day. We may at our option, on August 15, 2018, cause all of the Preferred Shares to be converted into shares of common stock at the conversion rate then in effect. We are likely to cause the conversion of all of the outstanding Preferred Shares.

Commencing July 24, 2018, we may redeem all of the Preferred Shares for a redemption price of $10, plus accrued and unpaid dividends.

Holders of Preferred Shares vote on an as-converted basis, together with holders of common stock, as a single class, on the election of directors and all other matters presented to stockholders, except for matters as to which under applicable law and the certificate of designation a class vote of the holders of the Series A Preferred Stock is required. The Certificate of Designation provides that the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock is required to (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designation, (b) amend our articles of incorporation or other charter documents in any manner that adversely affects any rights of the holders of the Series A Preferred Stock, (c) increase the number of authorized shares of Series A Preferred Stock, unless such increase is necessary to issue PIK Shares, (d) authorize a new series of preferred stock with dividend, liquidation or redemption rights senior or pari passu to the Series A Preferred Stock or (e) enter into any agreement with respect to any of the foregoing.

SHARES ELIGIBLE FOR SALE

As of May 14, 2018, after giving effect to the Simex Acquisition, we had outstanding 22,930,009 shares of common stock, of which all but approximately 57,000 shares are restricted securities under Rule 144 or owned by affiliates of our company.

Rule 144

Rule 144 permits a person who has beneficially owned restricted shares for at least six months to sell their shares provided that: (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale.

Persons who have beneficially owned restricted shares for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, are subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of shares that does not exceed the greater of either of the following:

●	1.0% of the number of shares of common stock then outstanding, which is now 229,300 shares; and

●	if the common stock is listed on a national securities exchange, the average weekly trading volume of the shares of common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Sales Under Rule 144 By Non-Affiliates

Under Rule 144, a person who is not deemed to have been one of our affiliates at the time of or at any time during the three months preceding a sale, and who has beneficially owned the restricted shares of common stock proposed to be sold for at least six months, including the holding period of any prior owner other than an affiliate, is entitled to sell their shares without complying with the manner of sale and volume limitation or notice provisions of Rule 144. We must be current in our public reporting if the non-affiliate is seeking to sell under Rule 144 after holding his shares of common stock between six months and one year. After one year, non-affiliates do not have to comply with any other Rule 144 requirements.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies like us, to their promoters or affiliates despite technical compliance with the requirements of Rule 144. Rule 144 also is not for resale of securities issued by any shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. The SEC has provided an exception to this prohibition, however, if the following conditions are met:

●	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

●	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

●	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

●	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, except for the approximately 57,000 shares not owned by our affiliates which may have been sold under 144 prior to the Rescission on July 22, 2011, as a result of which American Retail Group, Inc. became a shell company, none of the remaining shares of our common stock will be eligible for sale pursuant to Rule 144 until May 15, 2019.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our officers and directors are indemnified as provided by the Nevada Business Corporation Act and our Articles of Incorporation

Under the Nevada Business Corporation Act, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company’s Articles of Incorporation. Our Articles of Incorporation do not specifically limit our directors’ immunity. Excepted from that immunity are: (a) a willful failure to deal fairly with the company or its stockholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (c) a transaction from which the director derived an improper personal profit; and (d) willful misconduct.

Our Articles of Incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by law, provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding, or part thereof, initiated by such person unless such indemnification: (a) is expressly required to be made by law, (b) the proceeding was authorized by our board of directors, (c) is provided by us, in our sole discretion, pursuant to the powers vested in us under law or (d) is required to be made pursuant to the bylaws.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to the disclosure set forth Item 2.01 of this Current Report under the caption “Recent Sales of Unregistered Securities”, which disclosure is incorporated by reference into this section.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report under the caption “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters — Change in Control,” which disclosure is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Reference is made to the disclosure set forth under Item 2.01 of this report under the caption “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters — Change in Control,” which disclosure is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Prior to the closing of the Simex Acquisition, American Retail Group was a “shell company” as defined in Rule 12b-2 of the Exchange Act. As described in Item 2.01 above, which is incorporated by reference into this Item 5.06, American Retail Group ceased being a shell company upon completion of the Simex Acquisition on May 14, 2018.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	The Financial Statements of the Acquired Business required by this Item begin on page F-1.

SIMEX, INC. AND SUBSIDIARY

Consolidated Financial Statements

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Shareholders and the Board of Directors of
Simex, Inc.

Opinion on the financial statements

We audited the accompanying consolidated balance sheets of Simex, Inc. (“the Company”) as of December 31, 2017 and 2016, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for each of the two years in the period ended December 31, 2017 and the related notes (collectively referred to as “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and cash flows for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, as of December 31, 2017 the Company had a stockholders deficit of $232,872 and has incurred recurring losses from operations. These conditions, among others, raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

We have served as the Company’s auditor since 2017.

 /s/

MJF & Associates
Los Angeles, California
May 14, 2018

F-2

SIMEX, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
As of December 31, 2017 and 2016

ASSETS
	2017	2016

Current Assets:
Cash and equivalents	$627,243	$13,624
Accounts receivable, net	17,115	7,080
Prepaid expenses and other current assets	29,059	28,291
Total current assets	673,417	48,995

Equipment, net	934	1,239
TOTAL ASSETS	$674,351	$50,234

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable	$9,743	$7,435
Accounts payable - related party	-	48,900
Trust liability	472,875	51,475
Advances	424,605	-
Total current liabilities	907,223	107,810

STOCKHOLDERS DEFICIT
Preferred stock, $.001 par value; 20,000,000 shares authorized;
1,043,529 shares issued and outstanding	1,044	1,044
Common stock, $.001 par value; 80,000,000 shares authorized;
400,000 shares issued and outstanding	400	400
Additional paid-in capital	1,171,677	817,677
Other comprehensive loss	(7,977)	(4,643)
Accumulated deficit	(1,398,016)	(872,054)
Total stockholders’ deficit	(232,872)	(57,576)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$674,351	$50,234

 The accompanying footnotes are an integral part of these consolidated financial statements.

F-3

SIMEX, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
For the Years Ended December 31, 2017 and 2016

	Years Ended
	2017	2016

Revenue	$47,230	$12,963
Operating expenses:
General and administrative expenses	558,434	530,931
Total operating expenses	558,434	530,931

Income (loss) from operations	(511,204)	(517,968)

Non operating expense
Other expense	(14,758)	(1,580)
Total other expense	(14,758)	(1,580)

Loss before income taxes	(525,962)	(519,548)

Provision for income tax	-	-

Net loss	$(525,962)	$(519,548)

Comprehensive loss:
Net loss	(525,962)	(519,548)
Foreign currency translation loss	(3,334)	(4,643)
Comprehensive loss	$(529,296)	$(524,191)

Weighted average common shares outstanding - basic and diluted	400,000	400,000

Loss per common share - basic and diluted	$(1.31)	$(1.30)

The accompanying footnotes are an integral part of these consolidated financial statements.

F-4

SIMEX, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIT
For the Years Ended December 31, 2017 and 2016

								Total
					Additional	Other		Stockholders’
	Preferred Stock		Common Stock		Paid-in	Comprehensive	Accumulated	Equity/
	Shares	Amount	Shares	Amount	Capital	Loss	Deficit	(Deficit)

Balance, December 31, 2015	-	$-	400,000	$400	$352,866	$-	$(352,506)	$760

Sale of stock	1,043,529	1,044	-	-	49,811	-	-	50,855
Contributed capital for services rendered	-	-	-	-	415,000	-	-	415,000
Foreign currency translation loss	-	-	-	-	-	(4,643)	-	(4,643)
Net loss	-	-	-	-	-	-	(519,548)	(519,548)

Balance, December 31, 2016	1,043,529	1,044	400,000	400	817,677	(4,643)	(872,054)	(57,576)

Contributed capital for services rendered	-	-	-	-	354,000	-	-	354,000
Foreign currency translation loss	-	-	-	-		(3,334)	-	(3,334)
Net loss	-	-	-	-	-	-	(525,962)	(525,962)

Balance, December 31, 2017	1,043,529	$1,044	400,000	$400	$1,171,677	$(7,977)	$(1,398,016)	$(232,872)

The accompanying footnotes are an integral part of these consolidated financial statements.

F-5

SIMEX, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2017 and 2016

	Years Ended
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(525,962)	$(519,548)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation	376	328
Contributed capital for services rendered	354,000	415,000
Changes in operating assets and liabilities:
Accounts receivable	(9,490)	(361)
Prepaid expenses and other current assets	957	(19,337)
Accounts payable	2,047	4,140
Accounts payable - related party	(51,300)	44,700
Trust liability	413,407	(4,371)
Net cash used in operating activities	184,035	(79,449)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of stock	-	50,856
Proceeds from advances	424,605	-
Net cash used in financing activities	424,605	50,856

Effect of exchange rate changes on cash and equivalents	4,979	(3,241)

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	613,619	(31,834)

CASH AND EQUIVALENTS, BEGINNING OF YEAR	13,624	45,458

CASH AND EQUIVALENTS, END OF YEAR	$627,243	$13,624

CASH PAID FOR:
Interest	$-	$-
Income taxes	$-	$-

The accompanying footnotes are an integral part of these consolidated financial statements.

F-6

Note 1 - Organization and Basis of Presentation

Organization and Line of Business

Simex, Inc. (the “Company”) was incorporated under the laws of the state of Nevada on November 25, 2015. The Company is a digital assets exchange (the “Platform”) for both accredited and non-accredited investors. Platform participants evaluate investments based on weighted E-Voting. The Company provides a primary selection and by E-voting best offers are chosen and funded by investors and experts. The platform also provides a secondary market giving liquidity to the initial investors.

On September 15, 2016, the Company entered into a purchase agreement to acquire Multipay, LLC, (“Multipay”), a limited liability company, incorporated under the laws of the Russian Federation, for 90,000 Russian Ruble (“RUB”) approximately $1,350. At the time of acquisition, Multipay was a start-up with insignificant assets and no revenue from operations

Stock Split

On May 9, 2018, the Company did a 50 to 1 reverse split of its common stock. All common stock information and per common share information have been retroactively restated to affect this reverse stock split.

Basis of Presentation

The accompanying consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company’s functional currency is the United States Dollars (“$” or “USD”) and the Company’s wholly-owned subsidiary, Multipay’s functional currency is the RUB. The Company and Multipay were entities under common control and had been since the earliest period presented in these consolidated financial statements; therefore, the accompanying consolidated financial statements have been presented as if the acquisitions of Multipay had occurred at the beginning of the period for which these consolidated financial statements are presented (January 1, 2016). The basis for the assets and liabilities of Multipay was historical cost.

Going Concern

The accompanying consolidated financial statements have been prepared in conformity with U.S. GAAP, which contemplates the continuation of the Company as a going concern.  The Company had a stockholders deficit of $232,872 as of December 31, 2017 and has incurred recurring losses from operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. The continued operations of the Company are dependent upon its ability to raise additional capital, obtain additional financing and/or acquire or develop a business that generates sufficient positive cash flows from operations.

The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue as a going concern.

Foreign Currency Translation

The accounts of the Company are maintained in USD and the accounts of Multipay is maintained in RUB. The accounts of Multipay are translated into USD in accordance with ASC Topic 830 Foreign Currency Transaction, with the RUB as the functional currency. According to Topic 830, all assets and liabilities are translated at the exchange rate on the balance sheet date, stockholders’ equity is translated at historical rates and statement of operations items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income (loss) in accordance with ASC Topic 220, Comprehensive Income. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the statement of operations and comprehensive income (loss). The following table details the exchange rates used for the respective periods:

	December 31,	December 31,	December 31,
	2017	2016	2015

Period end: RUB to USD exchange rate	$0.0173	$0.0163	$0.0165
Average period: RUB to USD exchange rate	$0.0171	$0.0149

F-7

Note 2 – Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Multipay. All significant intercompany transactions and balances were eliminated in consolidation.

Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include time deposits, certificate of deposits, and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

Accounts receivable are recorded, net of allowance for doubtful accounts and sales returns. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentration, customer credit worthiness, current economic trends and changes in customer payment patterns to determine if the allowance for doubtful accounts is adequate. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Delinquent account balances are written-off after management has determined that the likelihood of collection is not probable and known bad debts are written off against the allowance for doubtful accounts when identified. As of December 31, 2017 and 2016, the allowance for uncollectible accounts receivable was $0 and $0, respectively.

Equipment

Equipment is stated at cost. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When equipment is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of equipment is provided using the straight-line method for substantially all assets with estimated lives as follows:

Computer equipment	5 years

Long-Lived Assets

The Company applies the provisions of ASC Topic 360, Property, Plant, and Equipment, which governs financial accounting and reporting for the impairment or disposal of long-lived assets. ASC 360 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair values are reduced for the cost of disposal. Based on its review at December 31, 2017 and 2016, the Company believes there were no impairment of its long-lived assets.

Internal Use Software

The Company incurs software development costs to develop software programs to be used solely to meet its internal needs and cloud based applications used to deliver its services. In accordance with ASC 350-40, Internal-Use Software, the Company capitalizes development costs related to these software applications once the preliminary project stage is complete and it is probable that the project will be completed, the software will be used to perform the function intended, and the value will be recoverable. Reengineering costs, minor modifications and enhancements that do not significantly improve the overall functionality of the software are expensed as incurred. As of December 31, 2017, the Company has not capitalized any costs.

F-8

Trust Liability

Trust liability is amounts received from investors that are to be invested at their discretion on Multipay’s platform. These amounts are collected by the Company and then transferred to the projects on the platform as soon as the project reaches its funding goal. If the funding goal is not reached, these amounts are returned to the investors, net of commission revenue collected by the Company. The Company has a fiduciary responsibility over these amounts

Advances

Advances at December 31, 2017 were received from a potential investor that were returned in 2018.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, accounts receivable, accounts payable, trust liability and advances, the carrying amounts approximate their fair values due to their short maturities.

The Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurements and Disclosures, requires disclosure of the fair value of financial instruments held by the Company. FASB ASC Topic 825, Financial Instruments, defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

●	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

●

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

●	Level 3 inputs to the valuation methodology us one or more unobservable inputs which are significant to the fair value measurement

The Company analyzes all financial instruments with features of both liabilities and equity under FASB ASC Topic 480, Distinguishing Liabilities from Equity, and FASB ASC Topic 815, Derivatives and Hedging.

As of December 31, 2017 and 2016, respectively, the Company did not have any assets and liabilities required to be presented on the balance sheet at fair value.

Revenue Recognition

The Company’s revenue recognition policies comply with FASB ASC Topic 605, “Revenue Recognition.” The Company recognizes revenues from platform fees and related services when (a) persuasive evidence that an agreement exists; (b) the service has been performed; (c) the prices are fixed and determinable and not subject to refund or adjustment; and (d) collection of the amounts due is reasonably assured. The Company charges commissions, generally ranging from 5% to 10%, from the amount collected from each investor. The collected amounts are remitted to the customer after the completion of the project when it reaches its financial target. Investments made after the initial offering and dividends paid out after the completion of a project are charged at 1.5%. Commission revenue is charged and recognized after the completion of the project.

Platform Development Costs

The Company incurs cloud based applications used to deliver its services. In accordance with ASC 350-40, Internal-Use Software, the Company capitalizes development costs related to these software applications once the preliminary project stage is complete and it is probable that the project will be completed, the software will be used to perform the function intended, and the value will be recoverable. Reengineering costs, minor modifications and enhancements that do not significantly improve the overall functionality of the software are expensed as incurred. To date the Company has not capitalized any costs.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes. ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The Company has no material uncertain tax positions for any of the reporting periods presented.

F-9

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with ASC Topic 260, Earnings Per Share. Basic earnings per share (“EPS”) is based on the weighted average number of common shares outstanding. Diluted EPS is based on the assumption that all dilutive securities are converted. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. There were no potentially dilutive securities outstanding during any of the periods presented in these financial statements.

Foreign Currency Transactions and Comprehensive Income

U.S. GAAP generally requires recognized revenue, expenses, gains and losses be included in net income. Certain statements, however, require entities to report specific changes in assets and liabilities, such as gain or loss on foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. The functional currency of the Company’s subsidiary is the RUB. Translation losses of $7,977 and $4,643 at December 31, 2017 and 2016, respectively, are classified as an item of other comprehensive income in the stockholders’ deficit section of the balance sheet.

Statement of Cash Flows

Cash flows from the Company’s operations are calculated based upon the local currencies using the average translation rates. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Recent Accounting Pronouncements

In January 2017, the FASB issued an Accounting Standards Update (“ASU”) 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business. The amendments in this update clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied prospectively on or after the effective date. The Company is in the process of evaluating the impact of this ASU on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires restricted cash to be presented with cash and cash equivalents on the statement of cash flows and disclosure of how the statement of cash flows reconciles to the balance sheet if restricted cash is shown separately from cash and cash equivalents on the balance sheet. ASU 2016-18 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The Company is in the process of evaluating the impact of this ASU on its consolidated financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfer of Assets Other than Inventory, which requires the recognition of the income tax consequences of an intra-entity transfer of an asset, other than inventory, when the transfer occurs. ASU 2016-16 is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted. The Company is in the process of evaluating the impact of this ASU on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 provides guidance for targeted changes with respect to how cash receipts and cash payments are classified in the statements of cash flows, with the objective of reducing diversity in practice. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The Company is in the process of evaluating the impact of this ASU on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Stock Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting. ASU 2016-09, which amends several aspects of accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, and classification in the statement of cash flows. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016 and interim periods within annual periods beginning after December 15, 2016, with early adoption permitted. The Company adopted this ASU and it do not have an impact in its consolidated financial statements.

F-10

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 requires lessees to recognize lease assets and lease liabilities on the balance sheet and requires expanded disclosures about leasing arrangements. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 and interim periods in fiscal years beginning after December 15, 2018, with early adoption permitted. The Company is in the process of evaluating the impact of this ASU on its consolidated financial statements.

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers.  ASU 2014-09 is a comprehensive revenue recognition standard that will supersede nearly all existing revenue recognition guidance under current U.S. GAAP and replace it with a principle-based approach for determining revenue recognition.  ASU 2014-09 will require that companies recognize revenue based on the value of transferred goods or services as they occur in the contract.  The ASU also will require additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.  ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2017.   Early adoption is permitted only in annual reporting periods beginning after December 15, 2016, including interim periods therein.  Entities will be able to transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption.  The Company has evaluated the impact of ASU 2014-09 on the Company’s consolidated financial statements and disclosures does not believe the impact will be material. The Company will adopt this ASU beginning on January 1, 2018 and will use the prospective method of adoption.

Management does not believe that any recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated financial statements. As new accounting pronouncements are issued, we will adopt those that are applicable under the circumstances.

Note 3 – Equipment

Property and equipment at December 31, 2017 and 2016 consisted of the following:

	2017	2016
Computer equipment	$1,886	$1,777
	1,886	1,777
Accumulated depreciation	(952)	(538)
Total	$934	$1,239

Depreciation for 2017 and 2016 was $376 and $328, respectively.

Note 4 – Stockholders’ Equity

Common stock

The Company has authorized 20,000,000 shares of $0.001 par value preferred stock. At December 31, 2017 and 2016 there were 1,043,529 preferred shares issued and outstanding.

The Company has authorized 80,000,000 shares of $0.001 par value common stock. At December 31, 2017 and 2016 there were 400,000 common shares issued and outstanding.

During the years ended December 31, 2017 and 2016, an executive of the Company performed services valued at $6,053 and $6,184, respectively, for no cash compensation. These amounts are treated as capital contribution in the accompanying consolidated financial statements.

Note 5 – Income Taxes

The Company’s Russian subsidiary is subject to the income tax laws of the Russian Federation.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance is established against all net deferred tax assets as of December 31, 2017 and 2016 based on estimates of recoverability. While the Company has optimistic plans for its business strategy, it determined that such a valuation allowance was necessary given the current and expected near term losses and the uncertainty with respect to its ability to generate sufficient profits from its business model.

F-11

Income tax expense for the years ended December 31, 2017 and 2016 is a follows:

	2017	2016

Current taxes:
Federal	$-	$-
State	-	-
Foreign	-	-
	-	-
Deferred taxes:
Federal	-	-
State	-	-
Foreign	-	-
	-	-

Total income tax expense	$-	$-

A reconciliation of the differences between the effective and statutory income tax rates are as follows:

	Russia		United States		Total

Year Ended December 31, 2017

Statutory tax rate		17.0%		34.0%

Pretax loss	$(360,106)		$(165,856)		$(525,962)

Expected income tax expense (benefit)	(61,218)	-17.0%	(56,391)	-34.0%	(38,479)
Permanent differences			38,479	23.2%	79,130
Change in valuation allowance	61,218	17.0%	17,912	10.8%
	$-	0.0%	$-	0.0%	$-	0.0%

	Russia		United States		Total

Year Ended December 31, 2016

Statutory tax rate		17.0%		34.0%

Pretax loss	$(465,735)		$(53,813)		$(519,548)

Expected income tax expense (benefit)	(79,175)	-17.0%	(18,296)	-34.0%	(97,471)
			16,198	30.1%	16,198
Change in valuation allowance	79,175	17.0%	2,099	3.9%	81,274
	$-	0.0%	$-	0.0%	$-	0.0%

At December 31, 2017 and 2016, the significant components of the deferred tax assets are summarized below:

	2017	2016
Deferred income tax asset
Net operating loss carryforwards	$58,784	$28,896
Total deferred income tax asset	58,784	28,896
Less: valuation allowance	(58,784)	(28,896)
Total deferred income tax asset	$-	$-

The valuation allowance for the years ended December 31, 2017 and 2016 increased by $29,888 and $27,973, respectively. The increase in the valuation allowance in 2017 was a result of the Company generating additional net operating losses ($58,458), offset by a reduction of federal income tax rate from 34% to 21% enacted in 2017 effective 2018 ($28,570). The increase in the valuation allowance in 2016 was a result of the Company generating additional net operating losses.

The deferred tax assets as of December 31, 2017 reflects the new corporate tax rate of 21%.

F-12

The Company conducts an analysis of its tax positions and has concluded that it has no uncertain tax positions as of December 31, 2017 and 2016.

The Company has net operating loss carry-forwards of approximately $220,000 and $74,000 in the United States and Russia, respectively. The use of the net operating losses in the United States may be significantly limited due to Internal Revenue Code section 382. The 2017, 2016 and 2015 tax years are still subject to audit.

Note 6 – Commitments and Contingencies

The Company is party to certain legal proceedings from time to time incidental to the conduct of its business. These proceedings could result in fines, penalties, compensatory or treble damages or non-monetary relief. The nature of legal proceedings is such that the Company cannot assure the outcome of any particular matter, and an unfavorable ruling or development could have a materially adverse effect on our consolidated financial position, results of operations and cash flows in the period in which a ruling or settlement occurs. However, based on information available to the Company’s management to date, the Company’s management does not expect the outcome of any matter pending against the Company is likely to have a material effect on the Company’s consolidated financial statements.

Note 7 – Subsequent Events

Subsequent to December 31, 2017, the holder of 1,000,000 shares of the Company’s preferred stock canceled those shares. In addition, the Company issued 55 preferred shares and declared a dividend on its preferred stock which was paid in preferred stock bringing the total issued and outstanding preferred shares to 263,004.

Effective May 9, 2018, the Company did a 50 to 1 reverse split of its common stock. All common stock information and per share information has been retroactively restated to affect this reverse stock split. In addition, the Company issued a total of 400,000 shares of common stock to bring the total issued and outstanding shares to 800,000.

On May 9, 2018, the Company entered into a merger agreement with Genius Enterprises, Inc., a Nevada corporation (“Genius”), whereby the Company issued 200 shares of common stock and 2,614,161 shares of preferred stock for all the issued and outstanding shares of common and preferred stock of Genius. Genius had no operations prior to the merger. The Company will be the surviving corporation resulting from this merger agreement.

On May 9, 2018, subsequent to the above mentioned merger agreement, the Company entered into a merger agreement with American Retail Group, Inc., a Nevada corporation (“ARG”), whereby ARG issued 19,046,699 shares of common stock for all the issued and outstanding shares of common and preferred stock of the Company. ARG is a public company. This merger transaction will be accounted for as a reverse acquisition under the purchase method of accounting since Company obtained control of ARG. Accordingly, the merger of the Company into ARG will be recorded as a recapitalization of the Company, the Company being treated as the continuing entity. The merger transaction will be treated as a recapitalization and not as a business combination. ARG had 22,930,000 shares outstanding prior to the merger. At the time of the merger, ARG’s principal shareholder surrendered 19,046,099 shares, which were cancelled.

F-13

Consolidated Financial Statements

F-14

SIMEX, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

As of March 31, 2018 and December 31, 2017

	March 31,	December 31,
	2018	2017
	(unaudited)
ASSETS
Current Assets:
Cash and equivalents	$208,868	$627,243
Accounts receivable, net	-	17,115
Accounts receivable, related party	42,682	-
Prepaid expenses and other current assets	17,281	29,059
Total current assets	268,831	673,417

Equipment, net	849	934
TOTAL ASSETS	$269,680	$674,351

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable	$5,174	$9,743
Trust liability	331,946	472,875
Advances	282,064	424,605
Total current liabilities	619,184	907,223

STOCKHOLDERS DEFICIT
Preferred stock, $.001 par value; 20,000,000 shares authorized; 1,043,529 shares issued and outstanding	1,044	1,044
Common stock, $.001 par value; 80,000,000 shares authorized; 400,000 shares issued and outstanding	400	400
Additional paid-in capital	1,261,677	1,171,677
Other comprehensive loss	(8,303)	(7,977)
Accumulated deficit	(1,604,322)	(1,398,016)
Total stockholders’ deficit	(349,504)	(232,872)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$269,680	$674,351

The accompanying footnotes are an integral part of these consolidated financial statements.

F-15

SIMEX, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three Months Ended March 31, 2018 and 2017 (unaudited)

	2018	2017

Revenue	$98,735	$134
Operating expenses:
General and administrative expenses	292,316	104,846
Total operating expenses	292,316	104,846

Loss from operations	(193,581)	(104,712)

Non operating income (expense)
Other income (expense)	(12,725)	135
Total other income (expense)	(12,725)	135

Loss before income taxes	(206,306)	(104,577)

Provision for income tax	-	-

Net loss	$(206,306)	$(104,577)

Comprehensive loss:
Net loss	$(206,306)	$(104,577)
Foreign currency translation loss	(326)	(5,456)
Comprehensive loss	$(206,632)	$(110,033)

Weighted average common shares outstanding - basic and diluted	400,000	400,000

Loss per common share - basic and diluted	$(0.52)	$(0.26)

The accompanying footnotes are an integral part of these consolidated financial statements.

F-16

SIMEX, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIT

For the Three Months Ended March 31, 2018 and 2017 (unaudited)

								Total
					Additional	Other		Stockholders’
	Preferred Stock		Common Stock		Paid-in	Comprehensive	Accumulated	Equity/
	Shares	Amount	Shares	Amount	Capital	Loss	Deficit	(Deficit)

Balance, December 31, 2015	-	$-	400,000	$400	$352,866	$-	$(352,506)	$760

Sale of stock	1,043,529	1,044	-	-	49,811	-	-	50,855
Contributed capital for services rendered	-	-	-	-	415,000	-	-	415,000
Foreign currency translation loss	-	-	-	-	-	(4,643)	-	(4,643)
Net loss	-	-	-	-	-	-	(519,548)	(519,548)

Balance, December 31, 2016	1,043,529	1,044	400,000	400	817,677	(4,643)	(872,054)	(57,576)

Contributed capital for services rendered	-	-	-	-	354,000	-	-	354,000
Foreign currency translation loss	-	-	-	-		(3,334)	-	(3,334)
Net loss	-	-	-	-	-	-	(525,962)	(525,962)

Balance, December 31, 2017	1,043,529	$1,044	400,000	$400	$1,171,677	$(7,977)	$(1,398,016)	$(232,872)

Contributed capital for services rendered	-	-	-	-	90,000	-	-	90,000
Foreign currency translation loss	-	-	-	-		(326)	-	(326)
Net loss	-	-	-	-	-	-	(206,306)	(206,306)

Balance, March 31, 2018	1,043,529	$1,044	400,000	$400	$1,261,677	$(8,303)	$(1,604,322)	$(349,504)

The accompanying footnotes are an integral part of these consolidated financial statements.

F-17

SIMEX, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended March 31, 2018 and 2017 (unaudited)

	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(206,306)	$(104,577)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	97	92
Contributed capital for services rendered	90,000	88,500
Changes in operating assets and liabilities:
Accounts receivable	17,411	7,297
Accounts receivable, related party	(42,682)	-
Prepaid expenses and other current assets	12,184	17,576
Accounts payable	(4,708)	(3,058)
Trust liability	(147,233)	-
Net cash provided by (used in) operating activities	(281,237)	5,830

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of advances	(142,541)	-
Net cash used in financing activities	(142,541)	-

Effect of exchange rate changes on cash and equivalents	5,403	1,456

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(418,375)	7,286

CASH AND EQUIVALENTS, BEGINNING OF PERIOD	627,243	13,624

CASH AND EQUIVALENTS, END OF PERIOD	$208,868	$20,910

CASH PAID FOR:
Interest	$-	$-
Income taxes	$-	$-

The accompanying footnotes are an integral part of these consolidated financial statements.

F-18

Note 1 - Organization and Basis of Presentation

Organization and Line of Business

Simex, Inc. (the “Company”) was incorporated under the laws of the state of Nevada on November 25, 2015. The Company is a digital assets exchange (the “Platform”) for both accredited and non-accredited investors. Platform participants evaluate investments based on weighted E-Voting. The Company provides a primary selection and by E-voting best offers are chosen and funded by investors and experts. The platform also provides a secondary market giving liquidity to the initial investors.

On September 15, 2016, the Company acquired Multipay, LLC, (“Multipay”), a limited liability company, incorporated under the laws of the Russian Federation, for 10,000 Russian Ruble (“RUB”) $150. At the time of acquisition, Multipay was a start-up with insignificant assets and no revenue from operations.

The unaudited consolidated financial statements are prepared by the Company, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The information furnished herein reflects all adjustments, consisting only of normal recurring adjustments, which in the opinion of management, are necessary to fairly state the Company’s financial position, the results of its operations, and cash flows for the periods presented. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) were omitted pursuant to such rules and regulations. The results of operations for the three months ended March 31, 2018 are not necessarily indicative of the results for the year ending December 31, 2018.

Stock Split

On May 9, 2018, the Company did a 50 to 1 reverse split of its common stock. All common stock information and per common share information was retroactively restated to affect this reverse stock split.

Basis of Presentation

The accompanying consolidated financial statements were prepared in conformity with U.S. GAAP. The Company’s functional currency is the United States Dollars (“$” or “USD”) and the Company’s wholly-owned subsidiary, Multipay’s functional currency is the RUB. The Company and Multipay were entities under common control and had been since the earliest period presented in these consolidated financial statements; therefore, the accompanying consolidated financial statements are presented as if the acquisitions of Multipay had occurred at the beginning of the period for which these consolidated financial statements are presented (January 1, 2016). The basis for the assets and liabilities of Multipay was historical cost.

Going Concern

The accompanying consolidated financial statements were prepared in conformity with U.S. GAAP, which contemplates the continuation of the Company as a going concern.  The Company had a stockholders deficit of $349,504 at March 31, 2018 and has incurred recurring losses from operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. The continued operations of the Company are dependent upon its ability to raise additional capital, obtain additional financing and/or acquire or develop a business that generates sufficient positive cash flows from operations.

The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue as a going concern.

F-19

Foreign Currency Translation

The accounts of the Company are maintained in USD and the accounts of Multipay are maintained in RUB. The accounts of Multipay are translated into USD in accordance with ASC Topic 830 Foreign Currency Transaction, with the RUB as the functional currency. According to Topic 830, all assets and liabilities are translated at the exchange rate on the balance sheet date, stockholders’ equity is translated at historical rates and statement of operations items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income (loss) in accordance with ASC Topic 220, Comprehensive Income. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the statement of operations and comprehensive income (loss). The following table details the exchange rates used for the respective periods:

	March 31,	March 31,	December 31,
	2018	2017	2017

Period end: RUB to USD exchange rate	$0.0175	$0.0177	$0.0173
Average period: RUB to USD exchange rate	$0.0176	$0.0168

Note 2 – Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Multipay. All significant intercompany transactions and balances were eliminated in consolidation.

Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include time deposits, certificate of deposits, and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

Accounts receivable are recorded, net of allowance for doubtful accounts and sales returns. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentration, customer credit worthiness, current economic trends and changes in customer payment patterns to determine if the allowance for doubtful accounts is adequate. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Delinquent account balances are written-off after management has determined that the likelihood of collection is not probable and known bad debts are written off against the allowance for doubtful accounts when identified. As of March 31, 2018 and December 31, 2017(audited), the allowance for uncollectible accounts receivable was $7,605 and $0, respectively.

Equipment

Equipment is stated at cost. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When equipment is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of equipment is provided using the straight-line method for substantially all assets with estimated lives as follows:

Computer equipment	5 years

F-20

Long-Lived Assets

The Company applies the provisions of ASC Topic 360, Property, Plant, and Equipment, which governs financial accounting and reporting for the impairment or disposal of long-lived assets. ASC 360 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair values are reduced for the cost of disposal. Based on its review at March 31, 2018 and December 31, 2017 (audited), the Company believes there were no impairment of its long-lived assets.

Internal Use Software

The Company incurs software development costs to develop software programs to be used solely to meet its internal needs and cloud based applications used to deliver its services. In accordance with ASC 350-40, Internal-Use Software, the Company capitalizes development costs related to these software applications once the preliminary project stage is complete and it is probable that the project will be completed, the software will be used to perform the function intended, and the value will be recoverable. Reengineering costs, minor modifications and enhancements that do not significantly improve the overall functionality of the software are expensed as incurred. As of March 31, 2018 and December 31, 2017 (audited), the Company has not capitalized any costs.

Trust Liability

Trust liability is amounts received from investors that are to be invested at their discretion on Multipay’s platform. These amounts are collected by the Company and then transferred to the projects on the platform as soon as the project reaches its funding goal. If the funding goal is not reached, these amounts are returned to the investors, net of commission revenue collected by the Company. The Company has a fiduciary responsibility over these amounts.

Advances

Advances at March 31, 2018 and December 31, 2017 (audited) were received from a potential investor that were returned in full during the second quarter of 2018.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, accounts receivable, accounts payable, trust liability and advances, the carrying amounts approximate their fair values due to their short maturities.

The Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurements and Disclosures, requires disclosure of the fair value of financial instruments held by the Company. FASB ASC Topic 825, Financial Instruments, defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

F-21

•	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology us one or more unobservable inputs which are significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under FASB ASC Topic 480, Distinguishing Liabilities from Equity, and FASB ASC Topic 815, Derivatives and Hedging.

As of March 31, 2018 and December 31, 2017 (audited), respectively, the Company did not have any assets and liabilities required to be presented on the balance sheet at fair value.

Revenue Recognition

The Company’s revenue recognition policies comply with FASB ASC Topic 605, “Revenue Recognition.” The Company recognizes revenues from platform fees and related services when (a) persuasive evidence that an agreement exists; (b) the service has been performed; (c) the prices are fixed and determinable and not subject to refund or adjustment; and (d) collection of the amounts due is reasonably assured. The Company charges commissions, generally ranging from 5% to 10%, from the amount collected from each investor. The collected amounts are remitted to the customer after the completion of the project when it reaches its financial target. Investments made after the initial offering and dividends paid out after the completion of a project are charged at 1.5%. Commission revenue is charged and recognized after the completion of the project.

Platform Development Costs

The Company uses cloud-based applications to deliver its services. In accordance with ASC 350-40, Internal-Use Software, the Company capitalizes development costs related to these software applications once the preliminary project stage is complete and it is probable that the project will be completed, the software will be used to perform the function intended, and the value will be recoverable. Reengineering costs, minor modifications and enhancements that do not significantly improve the overall functionality of the software are expensed as incurred. To date the Company has not capitalized any costs.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes. ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The Company has no material uncertain tax positions for any of the reporting periods presented.

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with ASC Topic 260, Earnings Per Share. Basic earnings per share (“EPS”) is based on the weighted average number of common shares outstanding. Diluted EPS is based on the assumption that all dilutive securities are converted. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. There were no potentially dilutive securities outstanding during any of the periods presented in these financial statements.

F-22

Foreign Currency Transactions and Comprehensive Income

U.S. GAAP generally requires recognized revenue, expenses, gains and losses be included in net income. Certain statements, however, require entities to report specific changes in assets and liabilities, such as gain or loss on foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. The functional currency of the Company’s subsidiary is the RUB. Translation losses of $8,303 and $7,977 at March 31, 2018 and December 31, 2017 (audited), respectively, are classified as an item of other comprehensive income in the stockholders’ deficit section of the balance sheet.

Statement of Cash Flows

Cash flows from the Company’s operations are calculated based upon the local currencies using the average translation rates. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Recent Accounting Pronouncements

In January 2017, the FASB issued an Accounting Standards Update (“ASU”) 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business. The amendments in this update clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied prospectively on or after the effective date. The adoption of this ASU did not have an impact on its financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires restricted cash to be presented with cash and cash equivalents on the statement of cash flows and disclosure of how the statement of cash flows reconciles to the balance sheet if restricted cash is shown separately from cash and cash equivalents on the balance sheet. ASU 2016-18 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The adoption of this ASU did not have an impact on its financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfer of Assets Other than Inventory, which requires the recognition of the income tax consequences of an intra-entity transfer of an asset, other than inventory, when the transfer occurs. ASU 2016-16 is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted. The Company is in the process of evaluating the impact of this ASU on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 provides guidance for targeted changes with respect to how cash receipts and cash payments are classified in the statements of cash flows, with the objective of reducing diversity in practice. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. The adoption of this ASU did not have an impact on its financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 requires lessees to recognize lease assets and lease liabilities on the balance sheet and requires expanded disclosures about leasing arrangements. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 and interim periods in fiscal years beginning after December 15, 2018, with early adoption permitted. The Company is in the process of evaluating the impact of this ASU on its consolidated financial statements.

F-23

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers.  ASU 2014-09 is a comprehensive revenue recognition standard that will supersede nearly all existing revenue recognition guidance under current U.S. GAAP and replace it with a principle-based approach for determining revenue recognition.  ASU 2014-09 will require that companies recognize revenue based on the value of transferred goods or services as they occur in the contract.  The ASU also will require additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.  ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2017.   Early adoption is permitted only in annual reporting periods beginning after December 15, 2016, including interim periods therein.  Entities will be able to transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption.  The Company adopted this ASU beginning on January 1, 2018 and used the modified prospective method of adoption. The adoption of this ASU did not have a material impact on the Company’s financial statements and disclosures.

Management does not believe that any recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated financial statements. As new accounting pronouncements are issued, we will adopt those that are applicable under the circumstances.

Note 3 – Equipment

Property and equipment at March 31, 2018 and December 31, 2017 (audited) consisted of the following:

	March 31,	December 31,
	2018	2017
Computer equipment	$1,908	$1,886
	1,908	1,886
Accumulated depreciation	(1,059)	(952)
Total	$849	$934

Depreciation for the three months ended March 31, 2018 and 2017 was $97 and $92, respectively.

Note 4 – Stockholders’ Equity

Common stock

The Company has authorized 20,000,000 shares of $0.001 par value preferred stock. At March 31, 2018 and December 31, 2017 (audited) there were 1,043,529 preferred shares issued and outstanding.

The Company has authorized 80,000,000 shares of $0.001 par value common stock. At March 31, 2018 and December 31, 2017 (audited) there were 400,000 common shares issued and outstanding.

During the three months ended March 31, 2018 and 2017, an executive of the Company performed services valued at $90,000 and $88,500, respectively, for no cash compensation. The value was determined based on the fair market value of the services provided. These amounts are treated as capital contribution in the accompanying consolidated financial statements.

Note 5- Related Party Transactions

During the three months ended March 31, 2018, the Company earned commissions of $98,682. The payment of the commission was received in Bitcoins. The Company does not maintain a coin-based account; therefore, the Bitcoins were deposited into a coin-based account of a stockholder of the Company. The Bitcoins were sold for cash and remitted to the Company. As of March 31, 2018, $56,000 had been remitted to the Company and the remaining balance of $42,682 is recorded as an account receivable, related party. The value of the commissions earned was based on the market value of the Bitcoins on the date received.

F-24

Note 6 – Commitments and Contingencies

The Company is party to certain legal proceedings from time to time incidental to the conduct of its business. These proceedings could result in fines, penalties, compensatory or treble damages or non-monetary relief. The nature of legal proceedings is such that the Company cannot assure the outcome of any particular matter, and an unfavorable ruling or development could have a materially adverse effect on our consolidated financial position, results of operations and cash flows in the period in which a ruling or settlement occurs. However, based on information available to the Company’s management to date, the Company’s management does not expect the outcome of any matter pending against the Company is likely to have a material effect on the Company’s consolidated financial statements.

Note 7 – Subsequent Events

Subsequent to March 31, 2018, the holder of 1,000,000 shares of the Company’s preferred stock canceled those shares. In addition, the Company issued 55 preferred shares and declared a dividend on its preferred stock which was paid in preferred stock bringing the total issued and outstanding preferred shares to 263,004.

Effective May 9, 2018, the Company did a 50 to 1 reverse split of its common stock. All common stock information and per share information was retroactively restated to affect this reverse stock split. In addition, the Company issued a total of 400,000 shares of common stock to bring the total issued and outstanding shares to 800,000.

On May 9, 2018, the Company entered into a merger agreement with Genius Enterprises, Inc., a Nevada corporation (“Genius”), whereby the Company issued 200 shares of common stock and 2,614,161 shares of preferred stock for all the issued and outstanding shares of common and preferred stock of Genius. Genius had no operations prior to the merger. The Company will be the surviving corporation resulting from this merger agreement.

On May 9, 2018, subsequent to the above mentioned merger agreement, the Company entered into a merger agreement with American Retail Group, Inc., a Nevada corporation (“ARG”), whereby ARG issued 19,046,699 shares of common stock for all the issued and outstanding shares of common and preferred stock of the Company. ARG is a public company. This merger transaction will be accounted for as a reverse acquisition under the purchase method of accounting since Company obtained control of ARG. Accordingly, the merger of the Company into ARG will be recorded as a recapitalization of the Company, the Company being treated as the continuing entity. The merger transaction will be treated as a recapitalization and not as a business combination. ARG had 22,930,000 shares outstanding prior to the merger. At the time of the merger, ARG’s principal shareholder surrendered 19,046,099 shares, which were cancelled.

F-25

(b) Pro forma financial information

American Retail Group, Inc.,

and Simex, Inc.

Pro Forma Consolidated Financial Statements

(unaudited)

F-26

American Retail Group, Inc.

and Simex, Inc.

Pro Forma Consolidated Balance Sheet

December 31, 2017

(unaudited)

	American		Pro forma		Pro forma
	Retail Group	Simex	Adjustments		Consolidated
	(historical)	(historical)
ASSETS
Current Assets:
Cash and equivalents	$-	$627,243	$-		$627,243
Accounts receivable, net	-	17,115			17,115
Prepaid expenses and other current assets	-	29,059			29,059
Total current assets	-	673,417	-		673,417

Equipment, net	-	934			934
TOTAL ASSETS	$-	$674,351	$-		$674,351

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable	$22,919	$9,743	$-		$32,662
Due to related party	49,473	-			49,473
Trust liability	-	472,875			472,875
Advances	-	424,605			424,605
Total current liabilities	72,392	907,223	-		979,615

STOCKHOLDERS DEFICIT
Preferred stock, par value $0.0001; 10,000,000 shares authorized; 1,648 (actual) and 1,648 (pro forma) shares issued and outstanding	-	1,044	(1,044	)a	-
Common stock, par value $0.0001; 200,000,000 shares authorized; 22,930,000 (actual) and 22,930,000 (pro forma) shares issued and outstanding	2,293	400	(400	)a	2,293
Additional paid-in capital	2,327,865	1,171,677	(2,401,106	)a	1,098,436
Other comprehensive loss	-	(7,977)			(7,977)
Accumulated deficit	(2,402,550)	(1,398,016)	2,402,550		(1,398,016)
Total stockholders’ deficit	(72,392)	(232,872)	-		(305,264)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$-	$674,351	$-		$674,351

See accompanying notes to pro forma consolidated financial statements.

F-27

American Retail Group, Inc.

and Simex, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2017

(unaudited)

	American		Pro forma	Pro forma
	Retail Group	Simex	Adjustments	Consolidated
	(historical)	(historical)

Revenue	$-	$47,230	$-	$47,230
Operating expenses:
General and administrative expenses	88,872	558,434		647,306
Total operating expenses	88,872	558,434	-	647,306

Income (loss) from operations	(88,872)	(511,204)	-	(600,076)

Non operating expense
Other expense	(21,388)	(14,758)		(36,146)
Total other expense	(21,388)	(14,758)	-	(36,146)

Loss before income taxes	(110,260)	(525,962)	-	(636,222)

Provision for income tax	-	-	-	-

Net loss	$(110,260)	$(525,962)	$-	$(636,222)

Weighted average common shares outstanding - basic and diluted	22,930,000			22,930,000

Loss per common share - basic and diluted	$(0.00)			$(0.03)

See accompanying notes to pro forma consolidated financial statements.

F-28

American Retail Group, Inc.

and Simex, Inc.

Notes to Pro form Consolidated Financial Statements

NOTE 1 - BASIS OF PRESENTATION

On May 9, 2018, American Retail Group, Inc. (“ARG”) entered into a merger agreement with Simex, Inc, a Nevada corporation (“Simex”), whereby ARG issued 19,046,599 shares of common stock for all the issued and outstanding shares of common and preferred stock of Simex. This merger transaction will be accounted for as a reverse acquisition under the purchase method of accounting since Simex obtained control of ARG. Accordingly, the merger of Simex into ARG will be recorded as a recapitalization of Simex, Simex being treated as the continuing entity. The merger transaction will be treated as a recapitalization and not as a business combination. ARG had 22,930,000 shares outstanding prior to the merger. At the time of the merger, ARG’s principal shareholder surrendered 19,046,599 shares, which were cancelled.

The accompanying pro forma consolidated balance sheet presents the accounts of ARG and Simex if merger occurred December 31, 2017. The accompanying pro forma consolidated statement of operations presents the accounts of ARG and Simex for the years ended December 31, 2017 as if the Merger occurred on January 1, 2017.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	To remove the preferred stock and common stock of Simex:

	Debit	Credit
Preferred stock	$1,044
Common stock	400
Additional paid in capital		$1,444

b.	To record the $0.0001 par value of the ARG shares of common stock issued to the Simex stockholders, to remove the ARG shares cancelled by ARG’s principal shareholder and to remove the accumulated deficit of ARG in connection with the merger:

	Debit	Credit
Additional paid in capital	$2,402,550
Common stock	1,905
Accumulated deficit		$2,402,550
Common stock		1,905

The unaudited consolidated pro forma financial information is presented for informational purposes only and is subject to a number of uncertainties and assumptions and do not purport to represent what the company’s actual performance or financial position would have been had the transaction occurred on the dates indicated and does not purport to indicate the financial position or results of operations as of any future date or for any future period.

F-29

(c) Exhibits. The following exhibits have been filed as part of, or incorporated by reference into, this Report:

Exhibit No.	Description

2.1	Merger Agreement, dated as of May 14, 2018, among the Company, ABG Mergerco and Simex Inc.

3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10 filed on April 21, 2017).

3.2	Certificate of Designation authorizing the issuance of the Series A Convertible Preferred Stock.

3.3	Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Company’s Registration statement on Form 10 filed on April 21, 2017).

10.1	Stock Purchase Agreement dated as of March 6, 2017 between Soledad Bayazit and Vassili Oxenuk (incorporated herein by reference to Exhibit 10.1 to the Company’s Registration Statement on Form 10/A (Amendment No. 2) filed on June 20, 2017).

21.1	Subsidiaries*

*Previously filed.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN RETAIL GROUP, INC.

Date: August 3, 2018	By:	/s/ Vassili Oxenuk
Vassili Oxenuk President and Chief Executive Officer (Principal Executive Officer)